SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934
(Amendment No.   )

      Filed by the Registrant ☒

      Filed by a Party other than the Registrant ☐

      Check the appropriate box:

      ☐ Preliminary Proxy Statement

      ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      ☒ Definitive Proxy Statement

      ☐ Definitive Additional Materials

      ☐ Soliciting Material Pursuant to ☐ 240.14a-11(c) or ☐ 240.14a-12

THE TORO COMPANY

(Name of Registrant as Specified in Its Charter)
J. LAWRENCE MCINTYRE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

      ☒ No fee required.

      ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

      ☐ Fee paid previously with preliminary materials.

      ☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

THE TORO COMPANY

ANNUAL MEETING OF STOCKHOLDERS
Thursday, March 14, 2002
3:00 p.m. C.S.T.
The Toro Company
8111 Lyndale Avenue South
Bloomington, MN 55420

This Proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting on March 14, 2002.

The shares of stock held in your account or in a dividend reinvestment account will be voted as you specify below or by telephone or Internet. Shares held in employee benefit plans for which a proxy is not received will be voted by the trustee in the same proportion as votes actually cast by plan participants.

If no choice is specified, the proxy will be voted “FOR” Items 1, 2, 3, 4 and 5.

By signing, dating and returning this proxy card, you revoke all prior proxies, including any proxy previously given by telephone or Internet, and appoint K. B. Melrose and J. L. McIntyre, or either of them, with full power of substitution to vote your shares on the matters shown on the reverse side and any other matter which may properly come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

There are three ways to vote your Proxy

COMPANY #
CONTROL #

         Your telephone or Internet vote authorizes K. B. Melrose and J. L. McIntyre, or either of them (the Named Proxies), to vote your shares in the same manner as if you marked, signed,dated and returned your proxy card.

VOTE BY TELEPHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (ET) on March 13, 2002.

•	You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number, which are located above.

•	Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/ttc/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on March 13, 2002.

•	You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number, which are located above, to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to The Toro Company c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by telephone or Internet, please do not mail your proxy card

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, 4 and 5.

1. Election of directors:	01 R. O. Baukol 02 K. J.Harless	03 D. R. Olseth	Vote FOR all nominees (except as marked)	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for one or more nominees, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Approve amendment of The Toro Company Annual Management Incentive Plan II	For	Against	Abstain

3.	Approve amendment of The Toro Company Performance Share Plan	For	Against	Abstain

4.	Approve amendment of The Toro Company 2000 Stock Option Plan	For	Against	Abstain

5.	Ratify selection of independent auditors for Fiscal 2002	For	Against	Abstain

6.	To transact any other business properly brought before the Annual Meeting or any adjournment of the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box

Indicate changes below:	Date

Signature(s) in Box

Please sign exactly as
your name(s) appear on this Proxy. If held
in joint tenancy, all persons must sign.
Trustees, administrators, etc., should
include title and authority. Corporations
should provide full name of corporation and
title of authorized officer signing the
proxy.

The Toro Company
8111 Lyndale Avenue South, Bloomington, Minnesota 55420-1196
Telephone 952/888-8801

Kendrick B. Melrose

Chairman and CEO

January 31, 2002

Dear Fellow Stockholders:

I would like to thank you for your continued support through Toro’s Fiscal 2001 and to invite you to join us for the Toro Annual Meeting of Stockholders to be held on Thursday, March 14, 2002 at our corporate offices. Details about the meeting, nominees for the Board of Directors and other matters to be acted on are presented in the Notice of Annual Meeting and Proxy Statement that follow.

In addition to Annual Meeting formalities, we will report to stockholders generally on Toro’s business, and will be pleased to answer stockholders’ questions relating to the Company. Refreshments will be served after the meeting.

We hope you plan to attend the Annual Meeting. Please exercise your right to vote by signing, dating and returning the enclosed proxy card or using the Internet or telephone voting described in the Proxy Statement, even if you plan to attend the meeting.

On behalf of your Toro Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Sincerely,

Kendrick B. Melrose

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND RETURN THE ENCLOSED

PROXY CARD OR VOTE BY INTERNET OR TELEPHONE AS SOON AS POSSIBLE. BY DOING
SO, YOU MAY SAVE THE COMPANY THE EXPENSE OF ADDITIONAL SOLICITATION.

PROXY STATEMENT
VOTING
EXECUTIVE COMPENSATION SUMMARY COMPENSATION TABLE
STOCK OPTIONS
AGGREGATED OPTION EXERCISES IN FISCAL 2001 AND FISCAL YEAR-END OPTION VALUES
LONG TERM INCENTIVE COMPENSATION
PERFORMANCE GRAPH
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
PROPOSAL TWO APPROVE AMENDMENT OF THE TORO COMPANY ANNUAL MANAGEMENT INCENTIVE PLAN II
PROPOSAL THREE APPROVE AMENDMENT OF THE TORO COMPANY PERFORMANCE SHARE PLAN
PROPOSAL FOUR APPROVE AMENDMENT OF THE TORO COMPANY 2000 STOCK OPTION PLAN
PROPOSAL FIVE RATIFY SELECTION OF INDEPENDENT AUDITORS
OTHER INFORMATION
Annual Management Incentive Plan II
Performance Share Plan
2000 STOCK OPTION PLAN

NOTICE OF ANNUAL MEETING

          The Toro Company 2002 Annual Meeting of Stockholders will be held on Thursday, March 14, 2002 at 3:00 p.m. C.S.T. at Toro’s corporate offices at 8111 Lyndale Avenue South, Bloomington, Minnesota, for the following purposes:

1.	Elect three directors, each to serve for a term of three years;

2.	Approve amendment of The Toro Company Annual Management Incentive Plan II;

3.	Approve amendment of The Toro Company Performance Share Plan;

4.	Approve amendment of The Toro Company 2000 Stock Option Plan;

5.	Ratify the selection of independent auditors for the Company for Fiscal 2002 (the fiscal year ending October 31, 2002); and

6.	Transact any other business properly brought before the Annual Meeting or any adjournment of the meeting.

      Stockholders of record at the close of business on January 17, 2002 (the “Record Date”) will be entitled to vote at the meeting or any adjournment of the meeting.

      A stockholder list will be available at the Company’s corporate offices beginning February 28, 2002 during normal business hours, for examination by any stockholder registered on the Company’s Stock Ledger as of the Record Date, for any purpose germane to the Annual Meeting.

      Since a majority of the outstanding shares of the Company’s Common Stock must be represented either in person or by proxy to constitute a quorum for the conduct of business, PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTE BY INTERNET OR TELEPHONE.

January 31, 2002

BY ORDER OF THE BOARD OF DIRECTORS

J. LAWRENCE MCINTYRE
Vice President, Secretary and
General Counsel

THE TORO COMPANY

8111 Lyndale Avenue South
Bloomington, MN 55420-1196

PROXY STATEMENT

          The Toro Company Board of Directors is soliciting your proxy for use at the 2002 Annual Meeting of Stockholders on Thursday, March 14, 2002. This Notice, Proxy Statement and enclosed form of proxy will be mailed to stockholders beginning Thursday, January 31, 2002.

VOTING

Who Can Vote

      Only stockholders of record at the close of business on January 17, 2002 will be entitled to notice of and to vote at the Annual Meeting or any adjournment of the meeting. On that date Toro had 12,487,570 shares of Common Stock outstanding. Each share of Toro Common Stock you own entitles you to one vote.

      Dividend Reinvestment Plan Shares. If you are a participant in Toro’s Dividend Reinvestment Plan, the number shown on the enclosed proxy card includes shares held for your account in that plan.

      Employee Benefit Plan Shares. If you are a participant in a Company employee benefit plan that allows participant-directed voting of Common Stock held in the plan, the number shown on the enclosed proxy card includes shares you hold in each plan, as well as shares you own of record, if any. The trustee for each plan will cause votes to be cast confidentially in accordance with your instructions. Plan shares not voted by participants will be voted by the trustee in the same proportion as the votes actually cast by participants, in accordance with the terms of the respective plan.

How You Can Vote

      If you are a stockholder whose shares are registered in your name, you may vote your shares by one of the three following methods:

•	Vote by Internet, by going to the web address http://www.eproxy.com/ttc/ and following the instructions for Internet voting shown on the enclosed proxy card.

•	Vote by Telephone, by dialing 1-800-240-6326 and following the instructions for telephone voting shown on the enclosed proxy card.

•	Vote by Proxy Card, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. If you vote by Internet or telephone, please do not mail your proxy card.

      If your shares are held in “street name” (through a broker, bank or other nominee), you may receive a separate voting instruction form with this Proxy Statement, or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet or telephone.

      If you return your signed proxy card or use Internet or telephone voting before the Annual Meeting, the named proxies will vote your shares as you direct. You have three choices on each matter to be voted on. For the election of directors, you may (1) vote FOR all of the nominees, (2) WITHHOLD your vote from all nominees or (3) WITHHOLD your vote from nominees you designate. See Proposal One— Election of Directors. For each of the other proposals, you may vote “FOR”, “AGAINST” or “ABSTAIN” from voting.

      If you send in your proxy card or use Internet or telephone voting, but do not specify how you want to vote your shares, we will vote them FOR the election of all nominees for director as described under Proposal

One— Election of Directors, FOR Proposal Two— Approve Amendment of The Toro Company Annual Management Incentive Plan II, FOR Proposal Three— Approve Amendment of The Toro Company Performance Share Plan, FOR Proposal Four— Approve Amendment of The Toro Company 2000 Stock Option Plan and FOR Proposal Five— Ratify Selection of Independent Auditors.

How You May Revoke or Change Your Vote

      If you are a stockholder whose shares are registered in your name, you may revoke your proxy at any time before it is voted by one of the following methods:

•	Sending written notice of revocation to the Company’s Corporate Secretary.

•	Submitting another proper proxy with a more recent date than that of the proxy first given by (1) following the Internet voting instructions or (2) following the telephone voting instructions or (3) completing, signing, dating and returning a proxy card to the Company.

•	Attending the Annual Meeting and voting by ballot.

      If you hold your shares through a broker, bank or other nominee, you may revoke your proxy by following instructions provided by your broker, bank or nominee.

Quorum and Vote Requirements

      A majority of the outstanding shares of Common Stock must be present in person or by proxy in order to have a quorum to conduct business at the Annual Meeting. Shares represented by proxies marked “Abstain” or “Withheld” and “broker non-votes” are counted in determining whether a quorum is present. A “broker non-vote” is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on some types of proposals and has not received instructions from its client as to how to vote on a particular proposal.

      The affirmative vote of a plurality of shares of Common Stock present in person or represented by proxy at the meeting is required for the election of directors. Other matters will be decided by the affirmative vote of a majority of the shares present in person or represented by proxy. “Broker non-votes” are not counted, but abstentions and withheld votes are counted, in determining the total number of votes cast on a proposal. An abstention or withheld vote has the effect of a negative vote.

Procedures at the Annual Meeting

      The presiding officer at the meeting will determine how business at the Annual Meeting will be conducted. Only matters brought before the Annual Meeting in accordance with the Company’s Bylaws will be considered.

      Only a natural person present at the Annual Meeting who either is a Toro stockholder or is acting on behalf of a stockholder may make a motion or second a motion. A person acting on behalf of a stockholder must present a written statement executed by the stockholder or the duly authorized representative of the stockholder on whose behalf the person purports to act.

STOCK OWNERSHIP

      The following table shows how much Toro Common Stock each of the directors and nominees, the Chief Executive Officer and the four other most highly compensated executive officers named in the Summary Compensation Table (“named executive officers”) beneficially owned as of January 17, 2002. The table also shows beneficial ownership by all directors and executive officers as a group, including the named executive officers.

      The Company has not been notified through filings with the Securities and Exchange Commission of any holder of more than 5% of the Common Stock.

				Percent
	Name of	Amount and Nature		Of
	Beneficial Owner(1)	of Beneficial Ownership		Class(2)

Common Stock	Ronald O. Baukol	10,033(3)	(4)	*
	Robert C. Buhrmaster	8,897(3)	(4)	*
	Winslow H. Buxton	9,011(3)	(4)(5)	*
	Janet K. Cooper	10,817(3)	(4)	*
	Katherine J. Harless	2,552(3)	(4)	*
	J. David McIntosh	98,130(3)	(4)(5)	*
	J. Lawrence McIntyre	66,737(3)	(4)	*
	Kendrick B. Melrose	534,964(3)	(4)(5)	3%
	Karen M. Meyer	93,782(3)	(4)	*
	Robert H. Nassau	10,372(3)	(4)	*
	Dale R. Olseth	17,578(3)	(4)	*
	Gregg W. Steinhafel	8,973(3)	(4)	*
	Christopher A. Twomey	7,423(3)	(4)	*
	Edwin H. Wingate	12,069(3)	(4)(5)	*
	Stephen P. Wolfe	102,738(3)	(4)(5)	*
Common Stock	All directors and executive officers as a group (21 persons)	1,174,930(3)	(4)(5)(6)	8%

*	Less than 1% of the outstanding shares of Common Stock.

(1)	Shares are deemed to be “beneficially owned” by a person if such person, directly or indirectly, has or shares (i) the power to vote or to direct the voting of such shares or (ii) the power to dispose or direct the disposition of such shares. In addition, beneficial ownership includes shares that such person has the right to acquire within 60 days.

(2)	Common Stock units are not included for the purpose of calculating Percent of Class amounts.

(3)	Includes shares that may be acquired upon exercise of stock options within 60 days and shares allocated to officers under The Toro Company Investment and Savings Plan, into which The Toro Company Employee Stock Ownership Plan has been merged. Stock options exercisable within 60 days for each of the named directors and executive officers are as follows: Mr. Baukol 5,000 shares, Mr. Buhrmaster 5,000 shares, Mr. Buxton 4,000 shares, Ms. Cooper 5,000 shares, Ms. Harless 2,000 shares, Mr. Nassau 4,000 shares, Mr. Olseth 5,000 shares, Mr. Steinhafel 3,000 shares, Mr. Twomey 4,000 shares, Mr. Wingate 5,000 shares, Mr. Melrose 216,216 shares, Mr. McIntosh 71,609 shares, Mr. Wolfe 59,023 shares, Ms. Meyer 54,723 shares and Mr. McIntyre 39,578 shares and all directors and executive officers as a group 601,018 shares.

(4)	Includes Common Stock units credited under The Toro Company Deferred Compensation Plan for Non-Employee Directors and Common Stock units credited under The Toro Company Deferred Compensation Plan for Officers (“Officers Deferred Plan”). Aggregate units credited for each of the nonemployee directors at January 17, 2002 are as follows: Mr. Baukol 939 units, Mr. Buhrmaster 939 units, Mr. Buxton 505 units, Ms. Cooper 2,240 units, Ms. Harless 551 units, Mr. Nassau 3,468 units, Mr. Olseth 3,468 units, Mr. Steinhafel 289 units, Mr. Twomey 505 units and Mr. Wingate 3,468 units. Aggregate units credited for each of the named executive officers at January 17, 2002 are as follows: Mr. Melrose 96,803 units, Mr. McIntosh 4,992 units, Mr. Wolfe 27,077 units, Ms. Meyer 26,100 units, Mr. McIntyre

18,784 units and all directors and executive officers as a group 215,385 units. Some of the units are subject to forfeiture until vested. See Compensation Committee Report.

(5)	Includes shares held in trusts for estate planning purposes as follows: 3,782 for Mr. Buxton and his spouse, 3,601 for Mr. Wingate, 10,504 for Mr. Wolfe and 20,886 shares for all directors and executive officers as a group, including spouses. The amount shown for Mr. Melrose includes 339 shares held of record by Mr. Melrose as custodian for minor children under the Minnesota Uniform Transfer to Minors Act. The amount shown for Mr. McIntosh includes 74 shares held of record by Mr. McIntosh’s spouse as custodian for a child.

(6)	Includes Matching Shares issued in connection with Annual Management Incentive Plan II Stock Retention Awards, which are subject to forfeiture until vested.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The rules of the Securities and Exchange Commission require the Company to disclose the identity of directors, executive officers and beneficial owners of more than 10% of the Common Stock of the Company who did not file on a timely basis reports required by Section 16 of the Securities Exchange Act of 1934. Based solely on review of copies of those reports received by the Company, or written representations from reporting persons that no Form 5 reports were required for them, the Company believes that all directors, executive officers and greater than 10% owners complied with all filing requirements applicable to them during Fiscal 2001.

PROPOSAL ONE

ELECTION OF DIRECTORS

      Under the Company’s Certificate of Incorporation, the Toro Board of Directors may be comprised of between eight and eleven directors. The Board has fixed the number of directors at eleven. The maximum and minimum number of directors can be changed only by amendment of the Certificate of Incorporation approved by the affirmative vote of 80% of the outstanding shares of Common Stock of the Company. The Board is divided into three classes, with each class elected in a different year for a term of three years. The three nominees for election at the 2002 Annual Meeting— Ronald O. Baukol, Katherine J. Harless and Dale R. Olseth— have consented to serve if elected. If any nominee is unable to stand for election, the Board may, by resolution, designate a substitute.

      The Board held six meetings during Fiscal 2001. Each incumbent director attended at least 75% of the aggregate total number of meetings held by the Board and all committees on which he or she served.

      The following information with respect to business experience of nominees for election to the Board and the continuing directors has been furnished by the respective directors or nominees or obtained from the records of the Company.

Nominees for Election to Board of Directors Continuing in Office (Term ending after Fiscal 2004)

      Ronald O. Baukol, age 64. Executive Vice President, International Operations since May 1995, Minnesota Mining and Manufacturing Company (3M), Saint Paul, Minnesota (manufacturing). Served as Vice President, Asia Pacific, Canada and Latin America from February 1994 to April 1995. First elected to the Toro Board in 1995, he is a member of the Executive Committee, Compensation Committee and Nominating Committee. Mr. Baukol is a director of Graco Inc. and 3M.

      Katherine J. Harless, age 50. President since June 2000, Verizon Information Services, Inc., Dallas, Texas (publisher). From July 1996 to August 2000, she served as President, GTE Airfone, Inc., and from May 1994 to July 1996, as regional president, GTE Corporation, Texas and New Mexico. First elected to the Toro Board in 2000, she is a member of the Compensation Committee.

      Dale R. Olseth, age 71. Chairman of the Board and Chief Executive Officer since November 1986, SurModics, Inc., Eden Prairie, Minnesota (surface modification). He also served as President of SurModics,

Inc. from November 1996 to July 1998. First elected to the Toro Board in 1980, he is Chair of the Compensation Committee and a member of the Executive Committee. Mr. Olseth is a director of SurModics, Inc.

Members of Board of Directors Continuing in Office (Term ending after Fiscal 2002)

      Janet K. Cooper, age 48. Chief Financial Officer and Senior Vice President of Finance and Administration since January 2001 of McDATA Corporation, Broomfield, Colorado (enterprise open network storage). From July 2000 to January 2001 she was Senior Vice President, Finance, Qwest Communications International Inc., Denver, Colorado (telecommunications). She served in several executive positions with U S West, Inc., including from June 1999 to June 2000 Vice President Finance and Controller, from February 1999 to June 1999 Vice President— Treasurer and Controller and from May 1998 to February 1999 Vice President Treasurer. She previously was employed by The Quaker Oats Company and served as Vice President, Treasurer and Tax from July 1997 to May 1998 and Vice President and Treasurer from July 1992 to July 1997. First elected to the Toro Board in 1994, she is Chair of the Audit Committee and a member of the Compensation Committee. Ms. Cooper is a director of Lennox International Inc.

      Kendrick B. Melrose, age 61. Chairman of Toro since December 1987 and Chief Executive Officer of Toro since December 1983. Employed by Toro since 1970. First elected to the Toro Board in 1981. Mr. Melrose is also Chair of the Executive Committee. Mr. Melrose is a director of SurModics, Inc. and Donaldson Company, Inc.

      Gregg W. Steinhafel, age 47. President since August 1999, Target Stores, a division of Target Corporation, Minneapolis, Minnesota (retailing). Served as Executive Vice President Merchandising from July 1994 to August 1999. First elected to the Toro Board in 1999, he is a member of the Audit Committee and the Executive Committee.

      Edwin H. Wingate, age 69. Retired. From June 1980 through August 1997 served as Senior Vice President— Personnel, Dayton Hudson Corporation, Minneapolis, Minnesota (retailing). First elected to the Toro Board in 1989, he is Chair of the Nominating Committee and a member of the Audit Committee.

Members of Board of Directors Continuing in Office (Term ending after Fiscal 2003)

      Robert C. Buhrmaster, age 54. Chairman since February 1998 and President and Chief Executive Officer since May 1994, Jostens, Inc., Minneapolis, Minnesota (consumer manufacturing). First elected to the Toro Board in 1996, he is a member of the Audit Committee, Executive Committee and Nominating Committee.

      Winslow H. Buxton, age 62. Chairman of the Board of Directors since January 1993, Pentair, Inc., Saint Paul, Minnesota (diversified manufacturing). Served as Chief Executive Officer from August 1992 through December 2000. From August 1992 to December 1999 he also served as President. First elected to the Toro Board in 1998, he is a member of the Audit Committee, Executive Committee and Nominating Committee. Mr. Buxton is a director of Bemis Company, Inc., Willamette Industries, Inc. and Pentair, Inc.

      Robert H. Nassau, age 60. Owner since February 2000, Nasly Inc., Lahaina, Hawaii (food, beverage and entertainment). From January 1997 to August 1999, he served as President and Chief Executive Officer, St. Raymond Wood Products Holding Limited. From September 1994 to December 1996 he served as Senior Vice President Ply Gem Industries, Inc., New York, New York and President and CEO of the Goldenberg Group, its wholly-owned subsidiary. Also President and Chief Executive Officer, Allied Plywood Corporation, Concord, Massachusetts, a wholly-owned subsidiary of Ply-Gem Industries, Inc. from July 1991 to December 1996. First elected to the Toro Board in 1988, he is a member of the Compensation Committee and Nominating Committee.

      Christopher A. Twomey, age 53. President and Chief Executive Officer since February 1986, Arctic Cat Inc., Thief River Falls, Minnesota (recreational vehicle manufacturer). Served as an executive officer in various capacities since 1983. First elected to the Toro Board in 1998, he is a member of the Compensation Committee and Nominating Committee. Mr. Twomey is a director of Arctic Cat Inc.

Committees of the Board

      To assist in carrying out its duties, the Board has delegated certain authority to the following four standing committees:

      Executive Committee. The Executive Committee may exercise all of the powers and authority of the Board, including the power to declare dividends on Toro Common Stock, during intervals between meetings of the Board. No meetings of the committee were held during Fiscal 2001.

      Audit Committee. The Audit Committee assists the Board in fulfilling its responsibility to stockholders relating to the quality and integrity of the Company’s financial reports and accounting and reporting practices. Its members may not be employees of the Company (“outside directors”) and must have no relationship to the Company that would interfere with a director’s independence from management and the Company, including independence within the meaning of applicable New York Stock Exchange listing standards. Its duties include reviewing the qualifications, independence and performance of the Company’s independent public accountants; reviewing the scope, magnitude and budgets of all examinations of the Company’s financial statements by the auditors; reviewing general policies and procedures with respect to accounting and financial matters and internal controls; reviewing and approving of the cost and types of audit and nonaudit services performed by independent public accountants; meeting with independent public accountants not less than once a year without Company representatives to discuss internal controls and accuracy and completeness of the financial statements; reviewing the Company’s Code of Business Conduct and monitoring compliance; receiving analyses and comments regarding accounting pronouncements; reviewing results of audits with the independent public accountants and management with a focus on difficulties encountered, material errors or irregularities, weaknesses in internal accounting controls and similar issues; and notifying the Board of major problems or deficiencies discovered with respect to its duties.

      Additional information regarding the Audit Committee and the Company’s independent auditors is disclosed under the Audit Committee Report and Proposal Five. The Audit Committee met three times during Fiscal 2001. At one of these meetings the Committee met in private session with management and at another meeting in private session with the Company’s internal auditor.

      Compensation Committee. All members of the Compensation Committee must be outside directors. This committee’s functions include study and analysis of, and making recommendations to the Board concerning, specific and general matters of management compensation; periodic review of management compensation policies and practices, incentive compensation plans and officer salary adjustments; making incentive compensation awards and setting base salaries for officers referred to in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”); and administrative oversight of stock option plans and other incentive and compensation plans. Two meetings of the committee were held during Fiscal 2001.

      Nominating Committee. All members of this committee are outside directors. This committee’s functions include determining an appropriate size and composition of the Board; considering qualifications of prospective Board member candidates; conducting research to identify and recommend nomination of suitable candidates who are willing to serve as members of the Board; reviewing the experience, background, interests, ability and availability of prospective nominees to meet time commitments of the Board and committee responsibilities; consideration of nominees recommended by stockholders who comply with the procedures set forth in the Company’s Bylaws, described on page 25; and determining whether any prospective member of the Board has any economic or familial relationship with the Company or its directors or employees which may impair the individual’s suitability for such service. The committee also has responsibility to monitor current members of the Board in light of the same guidelines used to select candidates, and to direct the activities of the Board and management in matters of corporate governance. No meeting of the committee was held during Fiscal 2001.

      The Audit Committee Report that follows, the Compensation Committee Report on page 15 and the Performance Graph on page 14 shall not be deemed to be “soliciting material” or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, or to the liabilities of Section 18 of that act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, neither of the reports nor the Performance Graph shall be incorporated by reference into any such filings.

Audit Committee Report

      This report is furnished by the Audit Committee of the Toro Board of Directors with respect to Toro’s financial statements for Fiscal 2001.

      The Committee operates pursuant to a written charter first adopted by the Board on October 11, 1988 and amended on May 13, 1999 and May 18, 2000. A copy of the charter was included in the Company’s Proxy Statement for its 2001 Annual Meeting of Stockholders.

      Toro management is responsible for the preparation and presentation of complete and accurate financial statements. The independent auditors, KPMG LLP, are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and for issuing a report on their audit.

      In performing its oversight role, the Audit Committee has reviewed and discussed with management of the Company the Company’s audited financial statements for Fiscal 2001. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with KPMG LLP, the Company’s independent auditors for Fiscal 2001, the matters required to be discussed by Statement on Auditing Standards 61, Communication with Audit Committees (Codification of Statements on Auditing Standards, AU 380), as in effect for the Company’s Fiscal 2001. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as in effect for the Company’s Fiscal 2001. The Committee has also considered whether the provision of nonaudit services by the independent auditors is compatible with maintaining the auditors’ independence and has discussed with KPMG LLP the auditors’ independence.

      Based on the review and discussions referred to in the foregoing paragraph, and subject to the limitations on the role and responsibilities of the Committee in the charter, the Audit Committee recommended to the Board of Directors of the Company that the Company’s audited financial statements for Fiscal 2001 be included in its Annual Report on Form 10-K for the fiscal year ended October 31, 2001, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Janet K. Cooper, Chair
Robert C. Buhrmaster
Winslow H. Buxton
Gregg W. Steinhafel
Edwin H. Wingate

Board Compensation

      Fees. Compensation for Toro directors who are not employees of the Company attempts to link a director’s compensation with stockholder interests. The compensation includes cash and stock components. Cash compensation for Fiscal 2001 included an annual retainer and meeting fees ($20,000 plus a fee of $1,000 for each meeting of the Board or a committee attended, except that no more than one committee meeting fee is paid for committee meetings held in a single day). In addition in Fiscal 2001, outside directors received an annual grant of Common Stock having a $10,000 market value (valued at the average of the closing prices of Common Stock during the three months prior to the award) and a 2,000 share stock option award (with an exercise price per share equal to 100% of the fair market value of one share of Common Stock on the date of grant) pursuant to The Toro Company Directors Stock Plan and The Toro Company 2000 Directors Stock Plan (“Directors Plans”). A director may elect to receive the annual retainer fee and meeting fees in cash or shares of Common Stock, or a combination of both. The Company also supplies directors with Toro products for their use.

      Retirement Plan. On July 20, 2000, the Board of Directors voted to terminate the accrual of additional benefits under the Company’s long-standing Director Retirement Plan, effective November 1, 2000. All eligible directors elected to convert accrued cash benefits to Toro Common Stock units, which were credited to deferred compensation accounts under The Toro Company Deferred Compensation Plan for Non-Employee Directors. These units are distributed only if the director serves on the Board five full calendar years. During Fiscal 2001, additional Common Stock units were credited to these deferred compensation accounts to reflect dividends paid on Common Stock, as follows: Mr. Baukol 10 units, Mr. Buhrmaster 10 units, Mr. Buxton 5 units, Ms. Cooper 25 units, Mr. Nassau 39 units, Mr. Olseth 39 units, Mr. Steinhafel 3 units, Mr. Twomey 5 units and Mr. Wingate 39 units.

      Other Arrangements. An outside director may elect to defer receipt of Board compensation under the Deferred Compensation Plan for Non-Employee Directors. Interest is accrued quarterly on deferred cash amounts at the average prime rate charged by U. S. Bank National Association, Minneapolis, Minnesota (ranging from 9.50% to 6.57% in Fiscal 2001). Deferred stock compensation is credited as Common Stock units, which then earn dividends that are reinvested as additional units. Ms. Harless has deferred her Common Stock awards and her account was credited with three Common Stock units for dividends paid. Ms. Cooper and Ms. Harless have deferred all or a portion of their cash compensation and their accounts were credited with interest at the rates described above.

      Each director is a party to an indemnification agreement that assures the director of indemnification and advancement of expenses to the fullest extent permitted by Delaware law and the Company’s Certificate of Incorporation, and of continued coverage under the Company’s directors and officers liability insurance, to the extent it is maintained.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The table below shows compensation of the Company’s Chief Executive Officer and the named executive officers for the last three fiscal years. The named executive officers include the four most highly compensated executive officers other than the CEO, who were serving as executive officers on October 31, 2001. Mr. McIntosh retired from Toro effective January 31, 2002.

		Annual Compensation

					Other Annual
Name and		Salary	Bonus		Compensation
Principal Position	Year	($)	($)		($)(1)

Kendrick B. Melrose	2001	$656,663	$400,302(5)		$9,411,136
Chairman of the Board &	2000	627,500	583,575(5)		264,080
Chief Executive Officer	1999	597,503	1,190,530(5)	(6)	499,625
J. David McIntosh	2001	330,250	150,990(5)		78,723
Executive Vice President	2000	317,168	221,225(5)		49,428
Professional Business and International	1999	302,500	427,981(5)	(6)	0
Stephen P. Wolfe	2001	270,842	123,829(5)		37,238
Vice President	2000	252,334	176,003(5)		34,086
Finance & Chief Financial Officer	1999	237,333	340,933(5)	(6)	54,077
Karen M. Meyer	2001	256,740	117,382(5)		51,831
Vice President	2000	243,350	169,737(5)		40,846
Administration	1999	227,670	327,852(5)	(6)	0
J. Lawrence McIntyre	2001	232,358	102,234(5)		68,026
Vice President,	2000	222,501	155,194(5)		0
Secretary and General Counsel	1999	211,227	291,744(5)	(6)	107,165

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Long Term Compensation

				Payouts
	Awards
				LTIP	All Other
Name and	Restricted		Options	Payouts	Compensation
Principal Position	Stock ($)		(#)(2)	($)(3)	($)(4)

Kendrick B. Melrose	0		51,000	$1,421,894	$268,917
Chairman of the Board &	145,894	(7)	48,000	834,854 (8)	266,970
Chief Executive Officer	167,845	(7)	48,500	88,589 (8)	239,902
J. David McIntosh	0		16,500	473,965	110,237
Executive Vice President	55,306	(7)	21,500	249,094	109,801
Professional Business and International	0		16,000		100,163
Stephen P. Wolfe	0		13,800	385,938	80,572
Vice President	44,000	(7)	19,500	202,826	79,877
Finance & Chief Financial Officer	50,009	(7)	13,200		72,269
Karen M. Meyer	0		12,900	372,425	84,696
Vice President	42,434	(7)	17,400	195,698	82,783
Administration	47,946	(7)	12,700		72,680
J. Lawrence McIntyre	0		8,100	311,472	69,387
Vice President,	38,798	(7)	14,100	122,765	68,879
Secretary and General Counsel	44,497	(7)	10,700		63,317

(1)	Includes the dollar value of the difference between the fair market value and the option exercise price (before payment of applicable income taxes) on stock options exercised. Fair market value is based on the closing price of the Common Stock on the New York Stock Exchange on the date of exercise or actual sale price. Also includes the dollar value of executive perquisites for Mr. Melrose ($64,119, of which $20,447 was for car lease and expenses).

(2)	Options granted pursuant to The Toro Company 1993 Stock Option Plan and The Toro Company 2000 Stock Option Plan. For information on Toro’s stock option plans, see Stock Options on page 22 and Proposal Four.

(3)	Amounts shown for Fiscal 2001 reflect the value of Performance Shares vested for the three year Award Term of Fiscal 1999 to 2001 under The Toro Company Performance Share Plan (the “Performance Share Plan”), a long term incentive plan described in greater detail under Long Term Incentive Compensation, the Compensation Committee Report and Proposal Three. Performance Shares vested with respect to Fiscal 1999 to 2001 are valued as of December 4, 2001, the date the Compensation Committee certified performance goal achievement. Award payouts were based on cumulative net income plus after tax interest expense and cumulative average net asset performance goals with respect to the Fiscal 1999 to 2001 performance period. The number of shares issued or credited to each officer with respect to Fiscal 2001 is as follows: Mr. Melrose 30,093, Mr. McIntosh 10,031, Mr. Wolfe 8,168, Ms. Meyer 7,882 and Mr. McIntyre 6,592. Amounts shown for Fiscal 2000 reflect the value of Performance Shares vested for a two year transitional performance period of Fiscal 1999 to 2000. Shares are valued as of December 5, 2000, the date the Compensation Committee certified performance goal achievement. Amounts paid or deferred with respect to a one year Fiscal 1999 transition period are included in the amount in the Bonus column for Fiscal 1999. See Note (6).

(4)	Amounts include Company contributions to The Toro Company Investment and Savings Plan (a defined contribution retirement plan) and allocations to the Company’s Employee Stock Ownership Plan for calendar years 2001, 2000 and 1999 (an aggregate of $20,409 each for Mr. Melrose and the other named executive officers for calendar year 2001). Also includes amounts accrued pursuant to the Company’s Supplemental Management Retirement Plan for executive officers who receive annual compensation of $170,000 or more ($224,165 for Mr. Melrose, $77,457 for Mr. McIntosh, $58,071 for Mr. Wolfe, $55,139 for Ms. Meyer and $46,631 for Mr. McIntyre for calendar year 2001). Participants’ accounts are credited with an amount equal to the difference between the aggregate amount that would have been allocated to tax-qualified profit-sharing and other defined contribution plans, without regard to limitations imposed by the Internal Revenue Code, and the aggregate amount of contributions actually allocated (“excess benefit accounts”). Also includes amounts for the dollar value of above-market interest accrued from October 1, 2000 to September 30, 2001 on these excess benefit accounts and accounts under one other deferred compensation plan ($24,293 for Mr. Melrose, $12,321 for Mr. McIntosh, $2,042 for Mr. Wolfe, $9,098 for Ms. Meyer and $2,297 for Mr. McIntyre). Although amounts credited to such accounts remain a part of the general assets of the Company until distributed to participants, upon the occurrence of a change of control of the Company (as defined in the plans), or upon the Company’s acceptance of a participant’s request to direct investment of the account, the Company will transfer to a trust an amount in cash equal to the total amount of accrued benefits for all participants or for the electing participant, as the case may be. Because the Company’s benefit plans operate on a calendar year basis, a small portion of the amounts shown for each fiscal year may have been accrued with respect to a different fiscal year.

(5)	Amounts reflect payments made, or deferred at the election of the officer, pursuant to the Annual Management Incentive Plan II (the “Annual Plan”) as in effect for the fiscal year indicated, including cash awards converted to Common Stock units under Stock Retention Awards under the plan as in effect for Fiscal 2000 and Fiscal 1999. The Committee did not award Stock Retention Awards for Fiscal 2001. Amounts do not include Matching Common Stock Units, which are shown in the Restricted Stock column. See Note (7). For more information on this plan, see the Compensation Committee Report and Proposal Two.

(6)	Includes the value of Performance Shares vested for the one year Fiscal 1999 transition period under the Performance Share Plan, a long term incentive plan. Those amounts are not included under the LTIP Payouts column. See Note (3). Shares are valued at the December 2, 1999 closing price of Toro Common Stock, the date the Committee certified performance goal achievement for the performance period.

(7)	Includes the value of Common Stock units credited to each officer’s deferred compensation account as Matching Common Stock Units awarded in connection with Stock Retention Awards under the Annual Plan. Units credited with respect to Fiscal 2000 and Fiscal 1999 were valued at the closing price of Toro Common Stock on the dates the Committee certified performance goal achievement under the Annual Plan. These Matching Common Stock Units are subject to forfeiture, with vesting in four equal annual installments beginning two years after the date the units were credited to the officers’ accounts. The Committee did not award Stock Retention Awards for Fiscal 2001, and no units were credited for the named officers with respect to the year. Stock Retention Awards are intended to encourage officer stock ownership by encouraging conversion of a portion of the annual cash bonus to shares or deferred units of Common Stock. Mr. Melrose also holds 12,227 shares of restricted stock awarded under the Chief Executive Officer Succession Incentive Agreement in July 1995. The value of these shares based on the closing price of the Common Stock on October 31, 2001 was $524,538.

(8)	The amount shown for Mr. Melrose includes the value of 2,620 shares of restricted stock that vested with respect to achievement of performance goals under the Chief Executive Officer Succession Incentive Agreement in each of Fiscal 2000 and 1999, valued at $88,098 and $88,589, respectively, based on the closing price of Toro Common Stock on the respective dates the Committee certified performance goal achievement.

Employment Agreements

      Each of the executive officers, including those named in the Summary Compensation Table, is a party to a change of control employment agreement adopted in Fiscal 1995 and amended in Fiscal 1998. The agreements are operative only upon the occurrence of a “change in control”, which includes substantially those events described below. Absent a change in control, the agreements do not require the Company to retain the executives or to pay them any specified level of compensation or benefits.

      Each agreement provides that for three years after a change in control, there will be no adverse change in the executive’s salary, bonus opportunity, benefits or location of employment. If during this three year period the executive’s employment is terminated by the Company other than for cause, or if the executive terminates his employment for good reason (as defined in the agreements, and including compensation reductions, demotions, relocation and excess travel), or voluntarily during the 30 day period following the first anniversary of the change in control, the executive is entitled to receive all accrued salary and annual incentive payments through the date of termination and, except in the event of death or disability, a lump sum severance payment (“Lump Sum Payment”) equal to three times the sum of base salary and annual bonus (and certain insurance and other welfare plan benefits). Further, in the event an excise tax is imposed on payments under the agreement, an additional payment (“gross-up”) is required in an amount such that after the payment of all taxes, both income and excise, the executive will be in the same after-tax position as if no excise tax under the Internal Revenue Code had been imposed.

      Generally, and subject to certain exceptions, a change in control is deemed to have occurred if: (1) a majority of Toro’s Board of Directors becomes comprised of persons other than persons for whose election proxies have been solicited by the Board, or who are then serving as directors appointed by the Board to fill vacancies caused by death or resignation (but not removal) of a director or to fill newly created directorships; (2) another party becomes the beneficial owner of at least 15% of Toro’s outstanding voting stock; or (3) Toro’s stockholders approve a definitive agreement or plan to merge or consolidate Toro with another party (other than certain limited types of mergers), to exchange shares of voting stock of Toro for shares of another corporation pursuant to a statutory exchange, to sell or otherwise dispose of all or substantially all of Toro’s assets, or to liquidate or dissolve Toro.

      If a change in control of the Company had occurred on January 1, 2002 and had resulted in the involuntary termination of the named executives at such time or the termination by such executives for good reason, the Lump Sum Payment to be made to the Chief Executive Officer and the named executive officers in the aggregate would have been approximately $9,898,299. The Company has also established a trust for the benefit of these officers which, in the event of a change of control, must be funded in an amount equal to the Company’s accrued liability related to such agreements.

STOCK OPTIONS

      The Company has two stock option plans, The Toro Company 1993 Stock Option Plan (the “1993 Plan”) and The Toro Company 2000 Stock Option Plan (the “2000 Plan”). The plans are administered by the Compensation Committee which selects employees to whom options are granted. Of the 1,600,000 shares of Common Stock authorized to be issued under the 1993 Plan, 2,043 remain available for new option grants, and of the 1,000,000 shares authorized to be issued under the 2000 Plan, 147,120 are available for new option grants. The Board has proposed amending the 2000 Plan to increase by 500,000 the shares authorized under the plan. The exercise price of an option must be not less than 100% of the fair market value of the Common Stock on the date of grant and an option may not be repriced, once granted. Options are not transferable except by will or the laws of descent and distribution. Options may have a term of up to ten years, and may be exercised immediately after grant, using cash, stock or a cashless method through a broker. For additional information on the 2000 Plan, see Proposal Four.

      The following table shows options granted under the 2000 Plan during Fiscal 2001 to the Chief Executive Officer and the named executive officers.

	Individuals Grants

	Number of	Percent of			Grant Date
	Shares	Total			Value
	Underlying	Options	Exercise
	Options	Granted to	or Base		Grant Date
	Granted	Employees	Price	Expiration	Present
Name	(#)	In Fiscal Year	($ Per Share)	Date	Value ($)(1)

Kendrick B. Melrose	51,000	13.71%	33.625	12/5/10	686,460
J. David McIntosh	16,500	4.43%	33.625	12/5/10	222,040
Stephen P. Wolfe	13,800	3.71%	33.625	12/5/10	185,748
Karen M. Meyer	12,900	3.47%	33.625	12/5/10	173,634
J. Lawrence McIntyre	8,100	2.18%	33.625	12/5/10	109,026

(1)	The grant date present value shown is an estimate only, arrived at using the Black-Scholes option pricing model with the following weighted average assumptions as of the December 5, 2000 grant date: risk-free interest rate of 5.43%, expected life of option of 7.5 years, expected dividend yield of .87% and expected stock volatility of 27.59%.

AGGREGATED OPTION EXERCISES IN FISCAL 2001
AND FISCAL YEAR-END OPTION VALUES

      The following table summarizes stock options exercised by the Chief Executive Officer and the named executive officers during Fiscal 2001 and the total number of options held by each listed individual as of October 31, 2001.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at Fiscal		In-the-Money Options at
	Shares		Period End (#)		Fiscal Period End ($)(1)
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Kendrick B. Melrose	321,688	$9,347,018	169,716	12,000	$1,671,356	$135,300
J. David McIntosh	7,513	78,723	59,109	8,000	563,119	90,200
Stephen P. Wolfe	8,833	37,238	46,723	8,000	469,606	90,200
Karen M. Meyer	5,114	51,831	43,223	8,000	433,194	90,200
J. Lawrence McIntyre	6,074	68,026	30,478	8,000	250,910	90,200

(1)	Difference between October 31, 2001 closing price of the Common Stock on the New York Stock Exchange ($42.90) and the option exercise price.

LONG TERM INCENTIVE COMPENSATION

      The following table shows awards of long term incentive compensation made under the Performance Share Plan to the Chief Executive Officer and the named executive officers during Fiscal 2001.

	Number of Shares, Units or	Performance or Other Period
Name	Other Rights (#)(1)	Until Maturation or Payout

Kendrick B. Melrose	1 Award	Fiscal 2001 through 2003
J. David McIntosh	1 Award	Fiscal 2001 through 2003
Stephen P. Wolfe	1 Award	Fiscal 2001 through 2003
Karen M. Meyer	1 Award	Fiscal 2001 through 2003
J. Lawrence McIntyre	1 Award	Fiscal 2001 through 2003

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Estimated Future Payouts
	under Non-Stock
	Price-Based Plan(s)(2)

	Threshold	Target	Maximum
Name	(#)	(#)	(#)

Kendrick B. Melrose	1	24,800	49,600
J. David McIntosh	1	8,000	16,000
Stephen P. Wolfe	1	6,700	13,400
Karen M. Meyer	1	6,300	12,600
J. Lawrence McIntyre	1	4,000	8,000

(1)	Performance Share Awards are granted under the Performance Share Plan. A Performance Share Award is a right to receive shares of Common Stock if the Company achieves pre-established financial performance goals during a performance award term, usually three years. If performance goals are achieved at levels above or below a pre-established target level, the number of shares issued in payment of the award will be increased or reduced, including to zero. On December 4, 2001, the Committee granted 132,600 Performance Shares to 13 participants, including the Chief Executive Officer and the named executive officers. Some of these shares are contingent on stockholder approval of amendment of the Performance Share Plan to increase the authorized shares of Common Stock by 500,000, to 1,000,000. See Proposal Three. For additional information on this plan, also see the Compensation Committee Report.

(2)	The amounts shown are the number of shares of Common Stock that may be issued if performance goals are achieved. The goals are based on a combination of net income plus after tax interest and total average net assets, as set forth in a matrix approved by the Committee. If actual performance is below threshold levels, no payouts are made. The potential dollar value of a payout will fluctuate with the market value of the Common Stock. At the date of the grant of these awards on December 5, 2000, the closing price of the Common Stock on the New York Stock Exchange was $33.625. On October 31, 2001, the closing price of the Common Stock was $42.90.

PERFORMANCE GRAPH

      The following graph depicts total cumulative stockholder return (assuming reinvestment of dividends) of Toro Common Stock, the S&P 500 Index and an industry peer index for the preceding five fiscal years commencing with Fiscal 1997.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

Among the Toro Company, S & P 500, and Peer Group

	10/96	10/97	10/98	10/99	10/00	10/01

The Toro Co	100.00	138.05	72.56	119.44	118.27	146.73
S&P 500	100.00	132.11	161.16	202.54	214.87	161.36
Peer Group	100.00	138.82	114.48	132.41	123.19	124.18

      This graph assumes $100 invested on October 31, 1996 in the Common Stock, the S&P 500 Index and the peer group index including reinvestment of dividends.

      The industry peer index is based on the Fortune 500 Industrial and Farm Equipment Index for 2000, the most recent year available, which includes: York International Corporation, Briggs & Stratton Corporation, Dover Corporation, Cummins Engine Company, Inc., Crane Co., Tecumseh Products Company, Ingersoll-Rand Company, NACCO Industries, Inc., Parker-Hannifin Corporation, Deere & Company, Timken Company, Baker-Hughes Incorporated, Caterpillar Inc., The Black & Decker Corporation, American Standard Companies, Inc., AGCO Corporation, Kennametal Inc., Teleflex, Cooper Cameron Corporation, Smith International, Inc., Terex Corporation, Nortek, Inc., Milacron Inc., ITT Industries, Inc., Unova, Inc. and Weatherford International, Inc. Three new companies added were APW Ltd., Lam Research Corporation and Pall Corporation. Harnischfeger Industries Inc. was removed from the index.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      This report is furnished by Toro’s Compensation Committee of the Board of Directors, which reviews, establishes and approves changes to compensation policies and administers compensation plans for executive officers of the Company.

General Policies

      The compensation policies of the Company are designed to attract, retain and motivate highly qualified executives, to assure that the Company competes successfully for executive talent to accomplish the Company’s goals and to compensate executive officers for performance. A substantial portion of total compensation of individual executive officers is contingent upon achievement of financial goals of the Company and its divisions, and is linked to the Company’s stock price.

      The Committee bases its executive compensation decisions on an independent evaluation by a professional compensation consulting firm of the market competitiveness of Toro’s officer compensation program. The Committee establishes a target total compensation package for each executive position, usually within a 5% range of the median market level for similar positions in businesses with revenues comparable to those of the Company, but subject to adjustment to reflect level of experience.

Base Salary

      The Committee establishes a base salary range for each executive position, reflecting median base salaries for the comparative group. Although surveys may be conducted annually, salaries are adjusted only if market surveys indicate adjustment is necessary, so that greater weight remains on the variable incentive portion of the compensation package described below.

      A base salary within the market range is set for each executive by considering the experience and individual performance of the executive. For Fiscal 2001, base salaries for the named executive officers and Mr. Melrose were approximately 4.6% higher than the prior year, and were at the median market level. Mr. Melrose’s salary with respect to Fiscal 2001 was set at $656,663 based on the same method used in establishing other executive officers’ base salaries. For compensation purposes, the Committee evaluates Mr. Melrose’s performance on an annual basis. The other named executive officers receive evaluations by Mr. Melrose, which are used by the Committee in establishing base salaries.

Incentive Compensation

      An executive of the Company will earn total compensation that is market competitive only if incentive compensation tied to achievement of corporate financial performance goals is earned. If goals are exceeded, incentive compensation can cause total compensation to exceed median market levels. Total compensation for both Fiscal 2001 and Fiscal 2000 was above median market levels, reflecting Toro’s strong financial performance, with long term incentive compensation for the three year period of Fiscal 1999 to 2001 above median market levels and annual incentive compensation at median market levels. The incentive components of compensation are intended to encourage achievement of both short term and long term financial and operational objectives. The Committee has also increasingly placed emphasis on compensation tied to the market price of the Company’s Common Stock. For many years the Committee has granted stock options to its executives, and in Fiscal 1999, the Committee began to make awards under the Performance Share Plan. Under this plan, compensation is paid exclusively in the form of shares of Common Stock.

      For Fiscal 2001 and for the three year period ending with Fiscal 2001, the Company achieved its performance goals above target levels, so that 73.5% of Mr. Melrose’s total compensation (excluding the value of stock option grants and stock option exercise gains) consisted of incentive payments, and his total compensation package was at median market levels. The portion of other officers’ total compensation attributable to incentive award payments other than option gains was approximately 65%. Mr. Melrose’s compensation for Fiscal 2001 also included $9,347,018 in gains on stock options exercised during the year. $8,403,590 of the gain was attributable to exercise of options on 300,000 shares of Common Stock, granted to

Mr. Melrose in 1991 in lieu of $100,000 of base salary each year for five years from 1991 to 1995. The exercise price for these salary reduction options based on Toro’s stock price in 1991 was $14.75. Toro’s stock price at the time of Mr. Melrose’s exercises in 2001 ranged from $43.50 to $46.50. The committee believes that these salary reduction options provided a meaningful incentive to Mr. Melrose to enhance Toro’s financial performance and its stock price.

      Annual Incentive Compensation.  Under the Company’s stockholder-approved Annual Plan, executive officers and other key employees are eligible to receive an annual cash bonus based on a percentage of base salary (determined by the executive officer’s position) and the Company’s achievement of performance goals and, for most participants, division and individual performance. If performance goals are exceeded, award amounts increase up to a pre-established maximum, but not more than 200% of the target award amount. If goals are not met, awards are reduced or not paid at all. Proposed participants in the Annual Plan are recommended by management and selected by the Committee. The target award amount for Mr. Melrose is 60% of his base salary and for the other named executive officers is 45%. The percentage is based on the executive’s salary grade and job position and not on individual factors. These percentages are proposed to be increased. See Proposal Two.

      The Committee may also select officers to receive Stock Retention Awards, which entitle an officer to convert up to 50% of a cash award payout to shares of Common Stock or deferred Common Stock units, and to receive one additional share of stock for each two shares acquired in the conversion. The Committee did not award Stock Retention Awards for Fiscal 2001 because it was generally satisfied that officers had achieved stock ownership guidelines and that other elements of compensation were adequate.

      Under the Annual Plan as in effect for Fiscal 2001, the Committee established earnings per share and “average net asset turns” performance goals as the basis for payment of a target award amount for each corporate participant. Target award amounts for division participants were based 50% on performance goals for corporate participants and 50% on division controllable profit contribution (net income before taxes and interest expense and before certain corporate allocations) and “division average current asset turns” performance goals. Under additional Strategic Performance Measure goals, a recipient’s pre-established cash payout may be increased by up to 20% of the award payment that would otherwise be made with respect to corporate and division performance goal achievement, but to not more than 200% of the target award. If the Strategic Performance Measure Goals are not achieved, an award payment may be reduced by as much as 20%. SPM goals established for Mr. Melrose and each of the named executive officers for Fiscal 2001 included customer care (warranty and fill rate compared to plan), asset management (field inventory compared to plan) and product innovation.

      The Company achieved its corporate performance goal for Fiscal 2001 at slightly above target, with average net asset turns exceeding the target goal, even though EPS performance was below the target. Bonus payments were made under the Annual Plan at 101.6% of target awards for corporate participants, including Mr. Melrose and the named executive officers. Participants from the Irrigation and Worldwide Agricultural Irrigation divisions and one Toro-owned distribution company did not receive award payments, because performance goals were not achieved at minimum levels. Award payments of between 75.1% (for the commercial division) and 145.8% of targets (for the consumer division) were made to other division participants based 50% on the respective division’s achievement of its performance goals and 50% on the Company’s achievement of corporate goals. The Committee did not adjust total payouts for Strategic Performance Measure goal performance for either Mr. Melrose or the named executive officers.

      Long Term Incentive Compensation.  Key employees may receive long term incentive compensation in the form of Performance Shares under the Performance Share Plan and stock options under the Company’s stockholder-approved plans.

      A recipient of a Performance Share Award may receive shares of Common Stock if the Company achieves pre-established performance goals. The number of shares covered by an award is based on a target dollar value that is a component of total compensation divided by the market value of the Common Stock prior to the time of the award, discounted for projected annual forfeitures. Under awards granted in Fiscal 1999 for the three year award period Fiscal 1999 to 2001, the Committee established performance goals based on cumulative net income plus after tax interest expense and cumulative total average net assets. The Company exceeded the goals and the Committee certified payments to plan participants, including Mr. Melrose and the named executive officers, at 143.3% of target award amounts.

      The Committee makes stock option grants pursuant to the Company’s stock option plans. Options are granted to all key management employees, including Mr. Melrose and the named executive officers, using a target dollar value that is a percentage of target total compensation and a Black-Scholes valuation of the Common Stock. All options granted under the stock option plans have exercise prices that are equal to fair market value at the date of grant. The options granted to Mr. Melrose and the named executive officers in Fiscal 2001 were exercisable immediately after grant and remain exercisable for a period of ten years. In Fiscal 2001, the Committee granted Mr. Melrose options to purchase a total of 51,000 shares.

      Section 162(m).  In making its decisions about compensation for Mr. Melrose and other officers likely to be named executive officers, the Committee considers Section 162(m) of the Internal Revenue Code, which limits to $1 million per year the compensation expense deduction the Company may take for compensation paid to a person who is “highly-compensated” for purposes of the Internal Revenue Code, unless the compensation is “performance-based”. Although the Company’s compensation levels have not historically resulted in total compensation in excess of $1 million for named executive officers other than Mr. Melrose, it is generally the policy of the Company that the components of executive compensation that are inherently performance-based should qualify for exclusion from the deduction limitation under Section 162(m). The Committee believes that annual incentive award payments under the Annual Plan, long term incentive award payments under the Performance Share Plan and stock options currently qualify as performance-based.

      The Committee believes, however, that while tax deductibility is an important factor, it is not the sole factor to be considered in setting executive compensation policy, and therefore reserves the right, in appropriate circumstances, to pay amounts in addition to base salary that might not be deductible. The Committee’s purpose in doing so is to assure that the Company retains its best executives and remains competitive in the market for executive talent.

      If non-performance-based compensation in excess of $1 million should become payable to a person who is “highly-compensated” for purposes of the Internal Revenue Code and regulations, the Committee may consider requiring deferral of receipt of any amounts earned in excess of the cap to a tax year following the year in which the individual leaves the employment of the Company.

Stock Ownership Guidelines

      In November 1997, the Committee adopted guidelines to encourage accumulation and retention of Toro Common Stock by officers of the Company, ranging from a goal of five times base salary for the Chief Executive Officer to two or three times for other corporate officers. The recommended time period for reaching the guideline is five years. Mr. Melrose and the named executive officers have met established guidelines. The Committee will continue to review compliance with the policy on an annual basis.

Approval of Incentive Plans

      All of the recommendations of the Committee with respect to compensation attributable to Fiscal 2001 were approved and adopted by the Board of Directors. In accordance with the Company’s past practice under Section 16 of the Securities Exchange Act of 1934 and Section 162(m), decisions regarding the grant of stock options and other awards continue to be made by the Committee and reported to and ratified by the Board.

Dale R. Olseth, Chair	Katherine J. Harless
Ronald O. Baukol	Robert H. Nassau
Janet K. Cooper	Christopher A. Twomey

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Compensation Committee are Dale R. Olseth, Chair, Ronald O. Baukol, Janet K. Cooper, Katherine J. Harless, Robert H. Nassau and Christopher A. Twomey. None of these directors is or has been an officer or employee of the Company. Although Mr. Melrose is not a member of the Committee, he attends the meetings for the purpose of providing continuity and detailed information about employees and compensation plans. Mr. Melrose does not participate in any option grant or incentive award decision or any decision of the Committee that might affect him personally.

      Mr. Melrose serves on the Board of Directors and Compensation Committee of SurModics, Inc., of which Mr. Olseth serves as chairman and chief executive officer. Mr. Olseth serves on the Toro Board of Directors and is Chair of the Compensation Committee of the Company.

PROPOSAL TWO
APPROVE AMENDMENT OF THE TORO COMPANY
ANNUAL MANAGEMENT INCENTIVE PLAN II

      At its December 4, 2001 meeting, the Compensation Committee recommended, and the Board of Directors ratified, an amendment to the Annual Plan to increase the maximum percentages of annual base salary (called a “Participation Factor” in the Annual Plan) that may be paid as annual bonuses to plan participants. The amendment increases the Participation Factor for the Chief Executive Officer by 15% to 75%, and Participation Factors for other officers, by 10 to 15%, depending on the position. (See Award Amounts below.) The Company’s compensation consultants recommended this amendment to keep the Company competitive in the market for executive talent. Although the amendment would allow a Participation Factor of 75% for the Chief Executive Officer and 55% for the other named executive officers, the Committee established a Participation Factor for the Fiscal 2002 award term of only 65% for the Chief Executive Officer and 50% for other named executive officers.

      Stockholders are asked to approve this amendment to ensure that payments made under the Annual Plan continue to qualify as “performance-based” for purposes of Section 162(m) of the Internal Revenue Code and in order to satisfy New York Stock Exchange guidelines relating to equity compensation for officers. If stockholder approval of the amendment is not received, the Compensation Committee will reconsider the amendment, the Annual Plan as previously approved by stockholders will continue in effect, and the Participation Factors in the Chief Executive Officer’s and the other named executive officers’ Annual Performance Awards for Fiscal 2002 will remain at prior maximum levels of 60% and 45%, respectively.

Description of the Annual Management Incentive Plan II

      Following is a summary of the material features of the Annual Plan. Capitalized terms have the meanings set forth in the Annual Plan.

      Purpose. The purpose of the Annual Plan is to enhance stockholder value by providing participants an annual incentive to reinforce achievement of the Company’s performance goals; to link a significant portion of a participating officer’s compensation to the achievement by the Company, and in certain cases, a division or individual, of Performance Goals; to attract, motivate and retain officers on a competitive basis; and to encourage selected officers of the Company for whom stock ownership goals have been established to acquire and retain Common Stock. See the Compensation Committee Report for information on stock ownership guidelines.

      Eligibility and Participation. Participation is limited to officers of the Company, including executive officers, who through their position or performance can have a significant, positive impact on the Company’s financial results, as determined by the Compensation Committee. The Company maintains a separate annual bonus plan for key employees who are not officers. Approximately 13 individuals are expected to receive awards under the Annual Plan each year.

      Award Amounts. The Target Payout for an Annual Performance Award is based on a Participation Factor, which is intended to reflect a participant’s level of responsibility. As amended, the Participation Factors are as follows: up to 75% for the Chairman and Chief Executive Officer; up to 65% for the President and Chief Operating Officer, if one should be elected; up to 55% for other elected officers and up to 50% for appointed officers. Actual Participation Factors for any award may be set below the maximum percentage permitted.

      The Target Payout can be earned only if Performance Goals are achieved at levels established in advance by the Compensation Committee. The Committee may establish Maximum Payouts of up to 200% of Target Payouts in the event corporate and division goals are exceeded in an amount specified by the Committee. The Committee has the discretion to reduce an award payment by up to 20% of the amount that would otherwise be paid under a division payout formula to a division vice president or general manager based on the Committee’s evaluation of quality of performance. At the time an award is made the Committee may establish additional individual strategic performance measures called SPM Performance Goals. If an SPM Performance Goal is achieved, an award payment may be increased by up to 20% of the award payment that would otherwise be made with respect to corporate and division Performance Goal achievement, but to not more than 200% of the Target Payout. If SPM Performance Goals are not achieved, an award payment may be reduced by as much as 20%.

      Performance Goals. An award payment under an Annual Performance Award will be paid only upon the achievement of Performance Goals established by the Compensation Committee in writing not later than 90 days after the beginning of the fiscal year to which the Performance Goals relate. Performance Goal measures include revenue, revenue growth, cost of goods sold, earnings per share, earnings growth, return on average net assets, return on average total assets, return on average current assets, return on equity, average net asset dollar level, average current asset turns, average net asset turns, average inventory asset turns, division profit adjustment, division controllable profit contribution, division average asset dollars, economic value added, controllable value added, product innovation, asset management, customer satisfaction scores, customer care and fill rate. Supplemental Division Performance Goals for division participants may be based on any of the foregoing division specific operating performance goals including sustained earnings, product warranty experience, product recalls or inventory levels. SPM Performance Goals may be based on quantitative or qualitative factors, and may include, but are not limited to, aggressive revenue growth, sustained earnings initiative, warranty experience, product recalls, field inventory, acquisition experience, customer satisfaction (determined by such measurements as product innovation, asset management, product quality, warranty, on-time delivery, after-market service, customer care or customer satisfaction scores or survey results), inventory reduction and inventory turnover or any of the other Performance Goals listed. Stockholders have previously approved all of these Performance Goals.

      Maximum Award. The maximum amount that may be paid under an Annual Performance Award, whether in cash or in Common Stock or Common Stock units, to a Plan Participant who is or may become a person referred to in Section 162(m) of the Internal Revenue Code with respect to any fiscal year is $1,500,000. Stockholders have previously approved this maximum.

      Payment. Before any payment is made under the Annual Plan, the Committee must certify in writing, as reflected in the minutes, that the Performance Goals established with respect to an Annual Performance Award have been met. To the extent necessary with respect to any fiscal year, in order to avoid any undue windfall or hardship due to external causes, the Committee may make the determination as to whether a Performance Goal has been achieved without regard to the effect on the Performance Goal measure, as it may otherwise be presented in the financial statements, of any change in accounting standards, any acquisition by the Company not planned for at the time the Performance Goals are established or any Board-approved extraordinary or non-recurring event or item.

      Stock Retention Award. The Annual Plan authorizes the grant of Stock Retention Awards that may be used to encourage selected participants to increase their ownership of Toro Common Stock. Under a Stock Retention Award, a participant may elect to convert up to 50% of a cash award payment to shares of Common Stock, or defer the compensation into Common Stock units under the Officers Deferred Plan. For each two shares of Common Stock or units acquired upon conversion, a stock participant receives as additional incentive compensation one additional share or unit of Common Stock (“Matching Shares” or “Matching Units”). Matching Shares and Matching Units vest in increments of 25% of the total at the end of each of the second, third, fourth and fifth years after the date such shares or units are issued or credited. In the event of a change of control of the Company as defined in the Annual Plan or the Officers Deferred Plan, all Matching Shares and Matching Units that have not yet vested will vest and become immediately payable. The Committee did not grant Stock Retention Awards for either Fiscal 2001 or Fiscal 2002.

      Shares Authorized. The number of shares of Common Stock authorized for issuance under the Annual Plan is 100,000, subject to adjustment in the event of a corporate transaction involving the Company, the Common Stock or the Company’s corporate or capital structure, including but not limited to a stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, spin-off or other similar transaction, as described in more detail in the Annual Plan. Shares of Common Stock that may be issued under the Annual Plan may be authorized but unissued shares, reacquired or treasury shares or outstanding shares acquired in the market or from private sources or a combination thereof.

      Plan Amendment and Termination. The Committee may amend, suspend or terminate the Annual Plan at any time, with or without advance notice to plan participants, but no amendment to the plan will be effective that would increase the maximum amount that may be paid to a plan participant, that would change the stated performance goal criteria or that would modify the requirements as to eligibility for participation, unless the stockholders of the Company approve the change in accordance with the requirements of Section 162(m) of the Internal Revenue Code.

      Benefits. It is not presently possible to determine the dollar value of award payments that may be made, or the individuals who may be selected for such awards, in the future under this plan. Award payments made with respect to Fiscal 2001, Fiscal 2000 and Fiscal 1999 to the Chief Executive Officer and each of the named executive officers are shown in the bonus column of the Summary Compensation Table. Award payments made to all executive officers as group for Fiscal 2001 aggregated $1,271,644 and to all non-executive officer employees as a group aggregated $133,319. Non-executive directors (outside directors) are not eligible to participate in this plan.

PROPOSAL THREE
APPROVE AMENDMENT OF THE TORO COMPANY PERFORMANCE SHARE PLAN

      On December 4, 2001, the Compensation Committee recommended, and the Board of Directors ratified, an amendment to the Performance Share Plan to increase by 500,000, to 1,000,000 shares, the number of shares of Common Stock authorized for issuance pursuant to performance awards under the plan. Of the shares previously authorized, 183,390 have been issued and the remainder are subject to outstanding Performance Share Awards.

      Stockholders are asked to approve the amendment to ensure that incentive bonus payments made under the Performance Share Plan continue to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code and to satisfy New York Stock Exchange guidelines relating to equity compensation for officers. If stockholder approval of the amendment is not received, the Compensation Committee will reconsider the amendment and the present plan will remain in effect.

      The Board of Directors has also recently adopted two amendments that are not subject to stockholder approval. One amendment permits the Committee to cancel outstanding Performance Shares prior to vesting of an award if it determines that Performance Goals cannot be achieved at maximum levels, as described below under the caption “Scale Back”. The other modifies vesting provisions in the event of a participant’s retirement.

Description of the Performance Share Plan

      Following is a summary of the material features of the Performance Share Plan. Capitalized terms have the meanings set forth in the plan.

      Purpose. The purpose of the Performance Share Plan is to enhance long term stockholder value by reinforcing the incentives of key employees to achieve long term performance goals of the Company, to link a significant portion of a participant’s compensation to the achievement by the Company of performance goals and to the value of the Common Stock and to attract, motivate and retain executives on a competitive basis. The purpose of the Performance Share Plan is intended to be achieved by the grant of Performance Shares. A Performance Share is the right to receive shares of Common Stock (or Common Stock units) if the Company achieves Performance Goals over a three year Award Term. A shorter Award Term may be used for new participants.

      Eligibility and Participation. Participation in the plan is limited to key employees of the Company who are in a position to have a significant, positive impact on the Company’s financial results and who are selected by the Compensation Committee. Approximately 14 individuals are expected to receive awards under the plan annually.

      Performance Goals. Performance Shares will vest and be payable only upon achievement of performance goals established in advance by the Committee. Performance Goal measures include cumulative earnings, cumulative earnings per share, profit after tax, net income, return on invested capital, invested capital dollars, earnings per share, average net assets, after-tax interest expense, return on average net assets, average net asset turns, cumulative average net asset turns, return on equity, return on beginning equity, revenue growth, earnings growth, economic value added, fill rate, customer care and customer satisfaction scores. The Performance Goals have previously been approved by stockholders.

      Maximum Award. The maximum number of Performance Shares that may be granted to a plan participant with respect to any Award Term is 100,000 shares, subject to adjustment to give effect to adjustments in the Common Stock or changes in the corporate structure of the Company. This maximum has previously been approved by stockholders.

      Payment. Before any payment or delivery of Common Stock is made under the plan to any participant who is a person referred to in Section 162(m) of the Internal Revenue Code, the Compensation Committee must certify that the performance goals established with respect to the award have been achieved. Award payments are made in Common Stock, although a participant may defer award compensation into Common Stock units in accordance with the Officers Deferred Plan.

      Change of Control. In the event of a change of control of the Company (as defined in the Performance Share Plan), Performance Shares that have been awarded but have not yet vested will vest and become immediately payable.

      Scale Back. At any time during an Award Term of more than one fiscal year, the Compensation Committee may in its discretion cancel a portion of the Performance Shares in any Performance Share Award prior to the conclusion of the Award Term (a “scale back”), if the Performance Share Award has not yet vested and if the Committee determines, based on financial information contained in the Company’s financial statements or similar internal reports, that the Performance Goals for the Award Term cannot be achieved at the maximum levels established at the time of grant. Performance Share Awards must be scaled back in proportion to the estimated shortfall in achievement of Performance Goals from maximum levels, and once scaled back, may not again be increased to add or recover Performance Shares that were canceled. Performance Shares canceled in a scale back become available to the Compensation Committee for grant of new Performance Share Awards for any future Award Term. This provision may not be used in any manner that could have the effect of repricing a previous Performance Share Award grant.

      Miscellaneous. Neither Performance Shares nor Performance Share Awards may be transferred. A participant may receive payment pursuant to a Performance Share Award only while an employee and only if continuously employed since the date the award was granted, except that in the event of death, disability or retirement as defined in the plan, shares of Common Stock will be delivered with respect to an award if otherwise earned, subject to proration to reflect the portion of the applicable Award Term completed at the date of death, disability or retirement.

      Shares Authorized. The number of shares of Common Stock authorized for issuance under the Performance Share Plan as amended is 1,000,000, subject to adjustment in the event of a stock split, recapitalization or similar change affecting the Company, the Common Stock or the capital structure of the Company, as described in the Performance Share Plan. Shares of Common Stock that may be issued under the Performance Share Plan may be authorized but unissued shares, reacquired or treasury shares or outstanding shares acquired in the market or from private sources or a combination thereof.

      Plan Amendment and Termination. The Committee may amend, suspend or terminate the Performance Share Plan at any time, with or without advance notice to plan participants, but no amendment to the plan will be effective that would increase the maximum number of Performance Shares that may be granted to a plan participant, that would change the stated performance goal criteria or that would modify the requirements as to eligibility for participation, unless the stockholders of the Company approve the change in accordance with the requirements of Section 162(m).

      Benefits. It is not presently possible to determine the dollar value of award payments that may be made, or the individuals who may be selected for such awards, in the future under this plan. Award payments with respect to the three year Award Term of Fiscal 1999 to 2001 made to the Chief Executive Officer and each of the named executive officers are shown in Note (3) to the Summary Compensation Table, and grants of awards for the three year Award Term of Fiscal 2001 through 2003 are shown in the Long Term Incentive Compensation table. The dollar value of Performance Shares awarded to all executive officers as a group in Fiscal 2001 with respect to the Award Term of Fiscal 2001 through Fiscal 2003 aggregated $4,095,525 and to non-executive officer employees as a group aggregated $430,400. The values are based on the closing price of Toro Common Stock on December 5, 2000, the date of grant. Non-executive directors (outside directors) are not eligible to participate in this plan.

PROPOSAL FOUR
APPROVE AMENDMENT OF THE TORO COMPANY 2000 STOCK OPTION PLAN

      At its December 4, 2001 meeting, the Compensation Committee recommended, and the Board of Directors ratified, an amendment to The Toro Company 2000 Stock Option Plan to increase by 500,000, the number of shares of Common Stock authorized for issuance pursuant to options to be granted under the plan.

      Because only 2,043 shares remain available for the grant of options under the 1993 Plan (which will terminate on August 17, 2003 for purpose of granting options) and because only 147,120 of the 1,000,000 previously authorized shares remain available for grants under the 2000 Plan, the Board of Directors wishes to provide for additional shares of Common Stock to be made available for the grant of options to key employees.

      Stockholders are asked to approve the amendment to qualify options for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code, to qualify compensation under the 2000 Plan as performance-based for purposes of Section 162(m) of the Internal Revenue Code, and in order to satisfy New York Stock Exchange guidelines relating to equity compensation for officers. If stockholder approval is not received, the Compensation Committee will reconsider the amendment to the 2000 Plan and the present plan will remain in effect.

      The Board of Directors has also recently adopted an amendment to prohibit repricing of options. That amendment is not subject to stockholder approval.

Summary of the 2000 Plan Features

      Following is a summary of the material features of the 2000 Plan.

      Purpose. The purpose of the 2000 Plan is to enhance stockholder value by providing an incentive to key employees, including executive officers, and consultants, to contribute significantly to long term performance and growth of the Company, to link a significant portion of a participant’s compensation to the value of the Common Stock and to attract and retain experienced and knowledgeable employees on a competitive basis.

      Eligibility and Participation. Any employee regularly employed in an executive, managerial, professional or technical position, and any other individual who performs services for the Company, and who contributes significantly to long term performance objectives of the Company, is eligible to participate in the 2000 Plan. The Compensation Committee has the power to select individuals to whom options will be granted. At the present time, approximately 100 employees are eligible to participate in the plan.

      Award of Options and Terms. Options may be granted either as incentive stock options under Section 422 of the Internal Revenue Code, or as nonqualified options. The term of each option will be fixed by the Committee, subject to the requirements of Section 422 for incentive stock options but no option may have a term longer than ten years. The exercise price of an option may not be less than 100% of fair market value of the Common Stock on the date of grant. After an option is granted, the exercise price may not be reduced. The market value of one share of the Common Stock on the New York Stock Exchange on January 17, 2002 was $46.20.

      An option may not be transferred except by will or the laws of descent and distribution. During the lifetime of the option holder, the option may be exercised only by the option holder and only while an employee of the Company or a parent or subsidiary of the Company and only if continuously so employed since the date the option was granted, unless the Committee provides otherwise. If the Committee does not establish other provisions at the time of grant, an option (1) may be exercised not later than the earlier of the date the option expires or one year after termination by reason of disability or death, (2) may be exercised not later than the earlier of the date the option expires or up to four years after the date of retirement as defined in the 2000 Plan or (3) may be exercised for up to three months after termination for reasons other than disability, death or retirement. In the event an option holder terminates employment or performance of services and is employed or retained by a competitor of the Company within one year, or violates a confidentiality or similar agreement with the Company or engages in conduct detrimental to the Company, any outstanding options held by such person may be canceled or rescinded and the Company will have the right to the return of the economic value of any option realized during the 12 month period prior to the option holder’s termination of employment or service.

      The Committee may include a provision in an option permitting the grant of a new option when payment of the exercise price of the option is made in shares of Common Stock (an accelerated ownership option). The terms of the accelerated ownership option would be the same as those of the original option, except that the exercise price would be the fair market value at the date of grant of the new accelerated ownership option. The Committee has not granted any of these options in the past.

      The 2000 Plan provides that the Committee may permit exercise of an option by a variety of methods, including payment in cash or shares of Common Stock or a combination of cash and shares of Common Stock, or a same day sale through a brokerage firm in accordance with regulations of the Federal Reserve Board.

      Maximum Award. The maximum number of shares that may be covered by options granted to any individual during any calendar year is 100,000. To the extent that the aggregate fair market value (as of the grant date) of Common Stock with respect to which incentive stock options are exercisable for the first time during any calendar year by an individual exceeds $100,000 or such other limit as may be required by the Internal Revenue Code, options that exceed such limit will be treated as nonqualified options.

      Change of Control. In the event of a change of control of the Company as defined in the 2000 Plan, all unvested options will fully vest, unless otherwise limited by the Committee at the time of grant.

      Plan Amendment and Termination. The 2000 Plan may be amended, suspended or terminated at any time by the Board of Directors, but no amendment that would increase the maximum number of shares that may be subjected to options or that may be awarded to a person referred to in Section 162(m) of the Internal Revenue Code or that would modify requirements as to eligibility for participation in the plan will be effective without approval of the stockholders, in accordance with the Internal Revenue Code. No amendment to the 2000 Plan may, without the consent of the option holder, alter or impair any option previously granted under the 2000 Plan. The 2000 Plan will remain in effect until all shares of Common Stock reserved for issuance have been purchased, except that no options may be granted under the 2000 Plan later than ten years after its effective date of March 29, 2000.

      Shares Authorized. The number of shares authorized for issuance under the 2000 Plan as amended is 1,500,000, subject to adjustment in the event of a stock split, recapitalization or other similar change affecting the Common Stock. Shares of Common Stock to be issued upon the exercise of options may be authorized but unissued shares, reacquired or treasury shares or outstanding shares acquired in the market or from private sources or a combination thereof. Shares of Common Stock covered by options that terminate without being exercised will again be available for option grants.

      Benefits. It is not presently possible to determine the dollar value of award payments that may be made, or the individuals who may be selected for such awards, in the future under this plan. Stock option grants under the 2000 Plan made in Fiscal 2001 to the Chief Executive Officer and each of the named executive officers are shown in the Summary Compensation Table and the Stock Options table. Options granted in Fiscal 2001 to all executive officers as a group aggregated 145,300 and to all non-executive officer employees as a group aggregated 202,253. Non-executive directors (outside directors) are not eligible to participate in this plan.

Tax Consequences Under the Plan

      Following is a brief description of the federal income tax treatment that will generally apply to options granted under the 2000 Plan, based on the Internal Revenue Code as presently in effect.

      With respect to incentive stock options, generally, the option holder is not taxed and the Company is not entitled to a deduction on either the grant or the exercise of an incentive stock option, so long as the requirements of Section 422 of the Internal Revenue Code continue to be met. If the option holder meets the employment requirements and does not dispose of the shares of Common Stock acquired upon exercise of an incentive stock option until at least (1) one year after transfer of the shares pursuant to the exercise of the option and (2) two years after the date the option was granted, gain or loss realized on sale of the shares will be treated as long term capital gain or loss. If the shares of Common Stock are disposed of before those periods expire, which is called a disqualifying disposition, the option holder will be required to recognize ordinary income in an amount equal to the lesser of (1) the excess, if any, of the fair market value of the Common Stock on the date of exercise over the exercise price or (2) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon such a disqualifying disposition, the Company will generally be entitled, at the same time, to a deduction equal to the amount of ordinary income recognized by such person.

      The grant of an option that does not qualify for treatment as an incentive stock option is generally not a taxable event for the option holder. Upon exercise of the option, the option holder will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the option, and the Company will be entitled to a deduction in an equal amount.

      Option agreements under the 2000 Plan may provide for accelerated vesting in the event of a change of control of the Company. If such a provision becomes effective, certain amounts with respect to benefits derived may be characterized as “parachute payments” under provisions of the Internal Revenue Code. If such provisions are applicable, an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Internal Revenue Code Section 4999 and the Company will be denied a deduction with respect to such excess parachute payment pursuant to Internal Revenue Code Section 280G. An employee generally is deemed to have received a “parachute payment” if such employee receives compensation that (1) is contingent upon a change in the ownership or control of the Company and (2) exceeds, in the aggregate, an amount equal to three times the employee’s “base amount”. The “base amount” generally is the average of the annual compensation of such employee for the five years preceding the change in ownership or control. An “excess parachute payment” with respect to any employee is the excess of the total parachute payments to such person over such person’s base amount.

PROPOSAL FIVE
RATIFY SELECTION OF INDEPENDENT AUDITORS

      KPMG LLP has served as independent auditors to the Company for many years. The Audit Committee of the Board of Directors has again selected KPMG LLP to serve as independent auditors for Fiscal 2002. Although it is not required to do so, the Board of Directors wishes to submit the selection of KPMG LLP for stockholder approval at the meeting. Even if the selection is ratified, the Board of Directors and Audit Committee may in their discretion change the appointment at any time during the year, if they determine that such a change would be in the best interests of Toro and its stockholders.

      Audit Fees. The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s annual financial statements for Fiscal 2001 and for the reviews of the financial statements included in Toro’s Quarterly Reports on Form 10-Q for Fiscal 2001 were $564,000.

      Financial Information Systems Design and Implementation Fees. Toro did not require the services of KPMG LLP for financial information systems design and implementation for Fiscal 2001.

      All Other Fees. The aggregate fees billed for services rendered by KPMG LLP, other than services described above under “Audit Fees”, for Fiscal 2001 were $249,000, primarily for income tax compliance and planning.

      The Audit Committee has considered whether the provision of the non-audit services is compatible with maintaining the KPMG LLP’s independence as Toro’s principal accountant.

      The Company has been informed by KPMG that no persons other than KPMG LLP’s full-time, permanent employees spent time on the KPMG LLP engagement to audit Toro’s financial statements for Fiscal 2001.

OTHER INFORMATION

Stockholder Proposals for 2003 Annual Meeting

      The 2003 Annual Meeting of Stockholders is expected to be held on March 13, 2003. If you wish to make a proposal to be included in the Company’s Proxy Statement for the 2003 Annual Meeting, you must assure that the proposal is received by the Secretary of the Company no later than the close of business on October 4, 2002, unless the date of the meeting is delayed by more than 30 calendar days.

      If you wish to nominate a candidate for election to the Board of Directors or propose other business at the 2003 Annual Meeting, you must give complete and timely written notice to the Secretary of the Company, in accordance with the Company’s Bylaws. The deadline for the 2003 Annual Meeting is not later than December 18, 2002 nor earlier than November 3, 2002, unless the date of the meeting is advanced by more than 30 days or delayed by more than 60 days. If you would like a copy of Toro’s Bylaws, you may write to Toro’s Corporate Secretary. If a proposal is not timely and properly made in accordance with the procedures set forth in the Bylaws, it will be defective and may not be brought before the meeting. If the proposal is nonetheless brought before the meeting and the chairman of the meeting does not exercise the power and duty to declare the proposal defective, the persons named in the proxy may use their discretionary voting with respect to the proposal.

Annual Report

      The Annual Report on Form 10-K of the Company for Fiscal 2001 (the fiscal year ended October 31, 2001) is enclosed. The Form 10-K includes consolidated financial statements and notes, selected financial data and Management’s Discussion and Analysis of Financial Condition and Results of Operations. The Form 10-K is inserted in the pocket of The Toro Company Corporate Profile Fiscal Year 2001, which contains information about Toro’s businesses, but is not part of the Company’s disclosure deemed to be filed with the Securities and Exchange Commission.

Cost and Method of Solicitation

      The Company will pay the cost of soliciting proxies and may make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy material to beneficial owners of the Common Stock. The Company will reimburse them for reasonable out-of-pocket expenses. In addition to solicitation by mail, certain officers and employees of the Company, who will receive no compensation for such services other than regular employee compensation, may solicit proxies by telephone, electronic transmission and personally. The Company has retained Morrow & Co., for an estimated fee of $7,500 plus out-of-pocket costs and expenses, to assist in distributing proxy materials and in making mail, telephone and personal solicitation of proxies.

Other Matters

      The Company’s management knows of no other matters that may come before the Annual Meeting. However, if matters other than those referred to above should properly come before the Annual Meeting, the persons named on the enclosed proxy card intend to vote such proxy in accordance with their best judgment.

Dated: January 31, 2002	BY ORDER OF THE BOARD OF DIRECTORS J. LAWRENCE MCINTYRE Vice President, Secretary and General Counsel

      Appendix provided pursuant to Schedule 14A, Item 10, Instruction 3. The Company intends to register shares of Common Stock provided for under The Toro Company Performance Share Plan and The Toro Company 2000 Stock Option Plan as soon as practicable after March 14, 2002.

The Toro Company Annual Management Incentive Plan II
The Toro Company Performance Share Plan
The Toro Company 2000 Stock Option Plan

The Toro Company
Annual Management Incentive Plan II

1.	Plan Purpose. The purpose of The Toro Company Annual Management Incentive Plan II (the “Plan”) is to enhance stockholder value of The Toro Company (the “Company”) by providing an annual incentive to reinforce achievement of the Company’s performance goals (“Performance Goals”); to link a significant portion of a participating officer’s annual compensation to the achievement by the Company, and in certain cases, a division or individual, of Performance Goals; to attract, motivate and retain officers on a competitive basis by making awards based on annual achievement of Performance Goals (“Annual Performance Awards”); and to encourage selected officers to acquire and retain shares of the Common Stock, par value $1.00 per share, and related Preferred Share Purchase Rights of the Company (“Common Stock”).

2.	Eligibility and Participation. Within the first 90 days of each fiscal year, or before the first 25% of a shorter performance period has elapsed, the Compensation Committee (the “Committee”) shall select as recipients of Annual Performance Awards (“Plan Participants”) those officers of the Company who, through their position or performance, can have a significant, positive impact on the Company’s financial results. A Plan Participant is selected to participate in the Plan for one fiscal year, but may be renominated and selected again. Newly-hired and newly-promoted officers may be selected as Plan Participants after the first 90 days of a fiscal year subject to the provisions of this paragraph and paragraph 4.a. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 (“Exchange Act”), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor provisions under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

3.	Award Amounts.

a.	Target Payout. The target amount that may be paid with respect to an Annual Performance Award (the “Target Payout”) shall be determined by the Committee and shall be based on a percentage of a Plan Participant’s actual annual base salary at the time of grant (“Participation Factor”), within the range established by this paragraph and subject to adjustment as provided in the last sentence of this paragraph. The Participation Factors, which are intended to reflect a Plan Participant’s level of responsibility, are up to 75% for the Chairman and Chief Executive Officer, up to 65% for the President and Chief Operating Officer if one should be elected, up to 55% for other elected officers and up to 50% for other officers. The Chief Executive Officer may approve modifications to the foregoing Participation Factors for any participant who is not a person referred to in Section 162(m) of the Internal Revenue Code of 1986, as amended, or the regulations thereunder (“Section 162(m)”), if such modification is based on level of responsibility. The Committee may establish curves, matrices or other measurements for prorating the amount of payouts for achievement of Performance Goals at less than the Target Payout.

b.	Maximum Payout. The Committee may also establish a maximum potential payout amount (the “Maximum Payout”) with respect to an Annual Performance Award of up to 200% of the Target Payout in the event Performance Goal targets are exceeded by an amount established by the Committee at the time Performance Goals are established. The Committee may establish curves, matrices or other measurements for prorating the amount of payouts for achievement of Performance Goals at greater than the Target Payout but less than the Maximum Payout.

c.	Division Payout. At the time an Annual Performance Award is made, the Committee may establish supplemental division-specific Performance Goals (“Supplemental Division Performance Goals”) and may provide that achievement of a Supplemental Division Performance Goal at or above an established target level shall be required in order to earn a Target Payout or Maximum Payout. The Committee shall also have the discretion to reduce by an amount up to 20% the amount that would otherwise be paid under the division payout formula to a division vice president or general manager based on the Committee’s evaluation of the quality of division performance.

d.	Strategic Performance Measure Payout. At the time an Annual Performance Award is made, the Committee may increase the Target Payout and the Maximum Payout (as either may be prorated in accordance with paragraphs 3.a. and 3.b.) by up to 20% but to not more than 200% of the Target Payout, for selected Plan Participants (“Strategic Performance Participants”), to reflect individual strategic performance measures (“SPM Performance Goals”) established at that time by the Committee. The Committee shall have the discretion to reduce by an amount up to 20% the amount that would otherwise be paid under the payout formula to a Strategic Performance Participant based on the Committee’s evaluation of the individual’s achievement of the SPM Performance Goal.

e.	Section 162(m) Maximum. With respect to any Plan Participant who is or may become a person referred to in Section 162(m), the maximum dollar amount that may be paid under an Annual Performance Award shall be set at the time the Committee grants the award and establishes Performance Goals under the award, and the Committee shall have the discretion to decrease an award payment, but may not under any circumstances increase such amount. Notwithstanding any other provision of this Plan, the maximum dollar amount a Plan Participant may be paid under an Annual Performance Award, whether in cash or Common Stock or Common Stock units, with respect to any fiscal year is $1,500,000. The Committee may, in its discretion, decrease this maximum, but may not, under any circumstances, increase this maximum.

4.	Performance Goals.

a.	Establishment. An award payment under an Annual Performance Award shall be made to a Plan Participant only if the Company, a division and/or the individual participant achieves Performance Goals established by the Committee in writing not later than 90 days after the commencement of the fiscal year to which the Performance Goal relates, provided that the outcome is substantially uncertain at the time the Committee establishes the Performance Goal; and provided further that in no event will a Performance Goal be considered to be pre-established if it is established after 25% of the period of service (as scheduled in good faith at the time the Performance Goal is established) has elapsed.

b.	Performance Goal Criteria. Performance Goals to be established under paragraph 4.a. shall be based on revenue, revenue growth, cost of goods sold, earnings per share (EPS), earnings growth, return on average net assets (ROANA), return on average total assets, return on average current assets, return on equity, average net asset dollar level, average current asset turns, average net asset turns, average inventory asset turns, division profit adjustment, division controllable profit contribution, division average asset dollars, economic value added, controllable value added, product innovation, asset management, customer satisfaction scores,

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customer care and fill rate. Supplemental Division Performance Goals for division participants that may be established under paragraph 4.a. may be based on any of the foregoing and/or on division specific operating performance goals including sustained earnings, product warranty experience, product recalls or inventory levels. SPM Performance Goals that may be established under paragraph 4.a. may be based on quantitative or qualitative factors, and may include, but are not limited to, aggressive revenue growth, sustained earnings initiative, warranty experience, product recalls, field inventory, acquisition experience, customer satisfaction (determined by such measurements as product innovation, asset management, product quality, warranty, on-time delivery, after-market service, customer care or customer satisfaction scores or survey results), inventory reduction and inventory turnover or any of the other Performance Goals listed in this paragraph. Each Performance Goal is to be specifically defined by the Committee on a Company, division or individual basis and/or in comparison with peer group performance.

5.	Payments. Before any payment is made under the Plan, the Committee must certify in writing, as reflected in the minutes, that the Performance Goals established with respect to an Annual Performance Award have been achieved. To the extent necessary with respect to any fiscal year, in order to avoid any undue windfall or hardship due to external causes, the Committee may make the determination as to whether a Performance Goal has been achieved without regard to the effect on the Performance Goal measure, as it may otherwise be presented in the financial statements, of any change in accounting standards, any acquisition by the Company not planned for at the time the Performance Goals are established or any Board-approved extraordinary or non-recurring event or item.

6.	Stock Retention Provisions.

a.	Eligibility for Stock Retention Award. Subject to the terms and conditions of this paragraph 6 (the “Stock Retention Provisions”), at the time the Committee selects Plan Participants, the Committee may grant to selected Plan Participants (“Stock Participants”) a right (a “Stock Retention Award”) to elect (i) to convert to shares of Common Stock or (ii) to defer, through The Toro Company Deferred Compensation Plan for Officers (the “Officer Deferred Plan”), into units having a value based on shares of Common Stock, up to 50% of the amount of an award payment under an Annual Performance Award (“Base Cash Award”) and to receive additional incentive compensation in the form of one additional share or unit of Common Stock for every two shares or units acquired upon conversion of the Base Cash Award, up to the 50% limit (the “Matching Shares” or “Matching Units”). The shares or units acquired upon conversion of the Base Cash Award shall be retained by the Company during the vesting periods for the Matching Shares or Units described in paragraph 6.e. Shares of Common Stock issued under the Stock Retention Provisions shall be called “Retained Shares” and units of Common Stock deferred under the Officer Deferred Plan shall be called “Retained Units.”

b.	Number of Shares or Units. The number of Retained Shares or Retained Units to be issued or credited upon conversion shall be equal to the dollar amount of the portion of the Base Cash Award subject to the election, divided by the fair market value of the Common Stock on the date that the Committee makes the certification required under paragraph 5 of this Plan. Fair market value shall be the 4 p.m. Eastern Time closing price of one share of Common Stock, as reported by the New York Stock Exchange. Retained Shares or Retained Units shall be issued or credited as soon as practical following the certification required under paragraph 5. Retained Shares shall be issued in whole shares only and cash shall be paid for fractional shares.

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c.	Election to Exercise Stock Retention Award.

i.	On or before the December 31 immediately preceding the end of the fiscal year to which a Stock Retention Award relates, a Stock Participant who wishes to convert a portion of a Base Cash Award into deferred compensation Retained Units shall notify the Company in writing that he or she has elected to participate in the Stock Retention Provisions and shall specify the percentage of the Base Cash Award to be converted, up to the 50% limit, except as otherwise provided in the Officer Deferred Plan with respect to any year in which that plan is materially amended or the first year in which a Stock Participant becomes eligible to participate in the Stock Retention Provisions.

ii.	On or before the September 15 immediately prior to the last day of the fiscal year to which a Stock Retention Award relates, a Stock Participant who has not elected to convert the maximum permissible portion of the Base Cash Award into Retained Units and who wishes to convert the portion of the Base Cash Award not yet subject to an election under paragraph 6.c.i. into Retained Shares shall notify the Company in writing that he or she has elected to participate in the Stock Retention Provisions and shall specify the percentage of the Base Cash Award to be converted.

iii.	An election to participate is effective only for the fiscal year to which the Stock Retention Award relates.

iv.	A Stock Participant who terminates employment, dies, retires at or after age 65, elects early retirement at or after age 55 or becomes permanently disabled and unable to work during the fiscal year to which a Stock Retention Award relates shall not be eligible to participate in the Stock Retention Provisions for that fiscal year, and any Stock Retention Award for that year and any election made by the Stock Participant shall be canceled automatically as of the date of any such event.

d.	Matching Shares or Units. The Company shall issue one Matching Share or credit one Matching Unit for each two Retained Shares or Retained Units acquired upon conversion of a Base Cash Award, and shall do so at the time Retained Shares or Retained Units are issued or credited. Matching Shares shall be held by the Company for the Stock Participant’s account. Matching Shares shall be issued in whole shares only and cash shall be paid for fractional shares.

e.	Vesting, Delivery and Distribution.

i.	Vesting.

A.	Retained Shares and Retained Units are fully vested at the time of issuance or crediting.

B.	Matching Shares and Matching Units held or credited by the Company shall be forfeitable until they vest and shall vest in increments of 25% of the total number of such Matching Shares or Units at the end of each of the second, third, fourth and fifth years after the date such Matching Shares or Matching Units are issued or credited, provided that such Matching Shares or Matching Units shall vest only if the Stock Participant’s Retained Shares or Retained Units have been left on deposit with the

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Company through the requisite two, three, four and five year periods and all other requirements of the Plan have been met, except as may otherwise be provided in paragraph 6.f.

ii.	Delivery.

A.	Retained Shares and Matching Shares will be delivered as soon as possible after the applicable vesting requirements (including accelerated vesting under paragraph 6.f.) have been fulfilled. In the event vesting requirements are not fulfilled, Retained Shares will be returned to a Stock Participant as soon as practical.

B.	Retained Units and Matching Units that have vested will be distributed to a Stock Participant consistent with a Stock Participant’s distribution election properly made in accordance with the provisions of the Officer Deferred Plan.

f.	Vesting and Cancellation Under Special Conditions.

i.	Retirement or Disability. Notwithstanding the foregoing, all Matching Shares or Units held in a Stock Participant’s account shall vest in full if the participant retires on or after age 65 or becomes permanently disabled and unable to work. Notwithstanding the foregoing, if within one year after such retirement the Stock Participant (A) is employed or retained by or renders service to any organization that, directly or indirectly, competes with or becomes competitive with the Company, or if the rendering of such services is prejudicial or in conflict with the interests of the Company, or (B) violates any confidentiality agreement or agreement governing the ownership or assignment of intellectual property rights with the Company, or (C) engages in any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company, the Company may rescind or restrict such early vesting or withhold or have the right to the return of the economic value of the Matching Shares or Units that vested early under this paragraph; provided, however, that this provision shall not be applicable in the event of a Change of Control.

ii.	Early Retirement. Matching Units held in the account of a Stock Participant who retires at or after age 55, but before age 65, shall vest or be forfeited in accordance with the provisions of the Officer Deferred Plan. A Stock Participant who retires at or after age 55, but before age 65, may elect at anytime to have Retained Shares then on deposit with the Company delivered and to forfeit Matching Shares that have not yet vested. If the Stock Participant does not make this election, Retained Shares and Matching Shares shall remain on deposit until the participant reaches age 65 or until the applicable vesting requirements of paragraph 6.e. have been fulfilled, as the case may be, and Matching Shares shall vest upon the occurrence of the earlier of such event. Notwithstanding the foregoing, if within one year after such retirement the Stock Participant (A) is employed or retained by or renders service to any organization that, directly or indirectly, competes with or becomes competitive with the Company, or if the rendering of such services is prejudicial or in conflict with the interests of the Company, or (B) violates any confidentiality agreement or agreement governing the ownership or assignment of intellectual property rights with the Company, or (C) engages in any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company, the Company

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may rescind or restrict such vesting or withhold or have the right to the return of the economic value of the Matching Shares or Units that vested after the date of early retirement under this paragraph; provided, however, that this provision shall not be applicable in the event of a Change of Control.

iii.	Early Withdrawal. In the event that a Stock Participant elects to withdraw Retained Shares or Retained Units from the account prior to age 65, but before the applicable vesting requirements have been fulfilled, Matching Shares or Matching Units held in such participant’s account that have not vested shall not vest and shall be forfeited.

iv.	Death. In the event of the death of a Stock Participant before the applicable vesting requirements have been fulfilled, the Matching Shares or Matching Units shall vest in full.

v.	Voluntary Resignation. In the event that a Stock Participant resigns voluntarily, Matching Shares or Matching Units held in such participant’s account that have not yet vested shall not vest and shall be forfeited, unless otherwise determined by the Chairman of the Committee, in his or her discretion, upon recommendation by the Chief Executive Officer of the Company.

vi.	Change of Control. All Matching Shares and Matching Units shall vest if there is a Change of Control of the Company.

Change of Control means:

(A) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 15% or more of either (A) the then-outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this paragraph (A), the following acquisitions shall not constitute a Change of Control: (a) any acquisition directly from the Company, (b) any acquisition by the Company, (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (d) any acquisition by any corporation pursuant to a transaction that complies with clauses (a), (b) and (c) of paragraph (C) of this paragraph 8.f.vi.; or

(B) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or

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other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(C) Consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company or the acquisition by the Company of assets or stock of another entity (a “Business Combination”), in each case, unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 15% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(D) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

g.	Temporary Withdrawal for Option Exercise. A Stock Participant may temporarily withdraw all or a portion of Retained Shares held in the participant’s account, but not Matching Shares or Retained Units or Matching Units, in order to exercise Company stock options, provided that an equal number of shares of Common Stock is promptly redeposited with the Company after such exercise.

h.	Dividends and Voting. Dividends on Retained Shares and Matching Shares may at the election of the Stock Participant be paid to such participant or reinvested under the Company’s dividend reinvestment plan as then in effect. Dividends on Retained Units and Matching Units shall be credited under the Officer Deferred Plan, in additional units based on the fair market value of one share of the Common Stock on the dividend payment date. A Stock Participant shall have the right to vote Retained Shares and Matching Shares.

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i.	Maximum Shares Subject to Stock Retention Awards. Subject to the provisions of this paragraph and paragraph 3.e. hereof, the number of shares of Common Stock reserved and available for issuance pursuant to Stock Retention Awards under the Plan is 100,000. Shares of Common Stock that may be issued hereunder may be authorized but unissued shares, reacquired or treasury shares or outstanding shares acquired in the market or from private sources or a combination thereof. In the event of a corporate transaction involving the Company, the Common Stock or the Company’s corporate or capital structure, including but not limited to any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, reclassification, split-up, spin-off, combination or exchange of shares, or a sale of the Company or of all or part of its assets or any distribution to stockholders other than a normal cash dividend, the Committee shall make such proportional adjustments as are necessary to preserve the benefits or potential benefits of the Stock Retention Awards. Action by the Committee may include all or any of adjustment in (i) the maximum number and kind of securities subject to the Plan as set forth in this paragraph; (ii) the maximum number and kind of securities that may be made subject to Stock Retention Awards for any individual as set forth in paragraph 3.e.; (iii) the number and kind of securities subject to any outstanding Stock Retention Award; (iv) the conversion price of a Stock Retention Award, without any change in the aggregate price to be paid therefor; and (v) any other adjustments that the Committee determines to be equitable.

j.	Tax Withholding. The Company shall have the right to deduct from any settlement made under the Plan or to require a Plan Participant to pay the amount of any federal, state or local taxes of any kind required by law to be withheld with respect to the grant, vesting, payment or settlement of an award under this Plan, or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. If Common Stock is withheld or surrendered to satisfy tax withholding, such stock shall be valued at its fair market value as of the date it is withheld or surrendered. The Company may also deduct from any award settlement any other amounts due the Company by the Plan Participant.

7.	Non-transferability. Neither Annual Performance Awards, Stock Retention Awards, Retained Shares, Matching Shares, Retained Units, Matching Units nor any interest in any one of such awards or shares or units or benefits may be anticipated, alienated, encumbered, sold, pledged, assigned, transferred or subjected to any charge or legal process, other than by will or the laws of descent and distribution, so long as an award has not been certified to be paid under paragraph 5, or the Retained Shares and Matching Shares are held by the Company or the Retained Units and Matching Units have not been distributed in accordance with the Officer Deferred Plan, and any sale, pledge, assignment or other attempted transfer shall be null and void.

8.	Administration. The Committee shall have the authority to administer the Plan; establish policies under the Plan; amend the Plan, subject to the provisions of paragraph 10; interpret provisions of the Plan; select Plan Participants and Stock Participants; establish Performance Goals; make Annual Performance Awards and Stock Retention Awards; or terminate the Plan, in its sole discretion. The Committee may delegate certain of these activities and all decisions not required to be exercised by it under Section 162(m) or Section 16 of the Exchange Act, as it solely determines. All decisions of the Committee shall be final and binding upon all parties including the Company, its stockholders, Plan Participants and Stock Participants.

9.	Governing Law. The Plan, awards granted under the Plan, agreements entered into under the Plan, Retained Shares, Matching Shares, Retained Units and Matching Units shall be construed, administered and governed in all respects under and by the applicable laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or

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interpretation of the Plan or an award or agreement or shares or units to the substantive law of another jurisdiction.

10.	Plan Amendment and Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time, with or without advance notice to Plan Participants, provided that no amendment to the Plan shall be effective that would increase the maximum amount payable under paragraph 3.e. to a Plan Participant who is a person referred to in Section 162(m); that would change the Performance Goal criteria applicable to a Plan Participant who is a person referred to in Section 162(m) for payment of awards stated under paragraph 4; or that would modify the requirements as to eligibility for participation under paragraph 2, unless the stockholders of the Company shall have approved such change in accordance with the requirements of Section 162(m). No amendment, modification or termination of the Plan may adversely affect in a material manner any right of any Plan Participant with respect to any Performance Share Award theretofore granted without such participant’s written consent.

11.	Effective Date of the Plan and Amendments. The Plan first became effective on November 1, 1995. Any amendment to the Plan shall be effective on the date established by the Committee, subject to stockholder approval, if required under the provisions of paragraph 10.

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The Toro Company
Performance Share Plan

1.	Purpose. The purpose of The Toro Company Performance Share Plan (the “Plan”) is to enhance long-term stockholder value of The Toro Company (the “Company”), by reinforcing the incentives of key executives to achieve long-term performance goals of the Company; to link a significant portion of a participant’s compensation to the achievement by the Company of performance goals and to the value of the Company’s Common Stock, par value $1.00 per share, and related Preferred Share Purchase Rights (“Common Stock”); and to attract and motivate executives and to encourage their continued employment on a competitive basis. The purposes of the Plan are to be achieved by the grant of Performance Share Awards.

2.	Eligibility and Participation. Key employees of the Company who, through their position or performance, can have a significant, positive impact on the Company’s financial results, shall be eligible to participate in the Plan. The Compensation Committee (the “Committee”) shall select recipients of Performance Shares (“Plan Participants”). Newly-hired and newly-promoted executives may be selected as Plan Participants subject to the provisions of paragraph 3.c.(ii), if applicable.

3.	Performance Share Awards.

a.	Performance Share Defined. A Performance Share is a right to receive shares of Common Stock or Common Stock units, contingent on the achievement of performance goals of the Company during a three year period, except that a shorter period may be established for new participants (the “Award Term”). A Performance Share Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

b.	Vesting. Performance Shares shall be subject to forfeiture until they vest and shall vest only after the conclusion of the Award Term, and only if the Committee makes the certification required by paragraph 3.c.(iv), except as may otherwise be provided in paragraphs 3.e.(i), 3.e.(ii) and 3.e.(iv).

c.	Section 162(m) Conditions. Performance Share Awards may be designated as “performance-based compensation” as that term is used in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

(i)	Performance Goals. The performance goal criteria (“Performance Goals”) that may be used by the Committee for Performance Shares shall include one or more of the following, as selected by the Committee: cumulative earnings, cumulative earnings per share, profit after tax, net income, return on invested capital, invested capital dollars, earnings per share, average net assets, after-tax interest expense, return on average net assets, average net asset turns, cumulative average net asset turns, return on equity, return on beginning equity, revenue growth, earnings growth, economic value added, fill rate, customer care and customer satisfaction scores.

(ii)	Establishment of Performance Goals. Performance Share Awards designated “performance-based compensation” shall be granted, and Performance Goals shall be established, by the Committee in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates, or such other period required under Section 162(m) of the Code, provided that the outcome is substantially uncertain at the time the Committee establishes the Performance Goal; and provided further that in no event will a Performance Goal be considered to be pre-established if it is established after 25% of the period of service (as scheduled in good faith at the time the Performance Goal is established) has elapsed.

(iii)	Section 162(m) Maximum Award Payment. With respect to a Performance Share Award that is designated “performance-based compensation” for purposes of Section 162(m), the maximum number of shares that may be issued under the award shall be set at the time the Committee grants the award and establishes Performance Goals under the award. Notwithstanding any other provision of this Plan, the maximum number of Performance Shares that may be granted to a Plan Participant with respect to any Award Term is 100,000, subject to adjustment as provided in paragraph 4.

(iv)	Certification of Payment. Before any payment or delivery of shares of Common Stock is made under the Plan to any Participant who is a person referred to in Section 162(m), the Committee must certify in writing, as reflected in the minutes, that the Performance Goals established with respect to a Performance Share Award have been achieved. To the extent necessary with respect to any fiscal year or Award Term, in order to avoid any undue windfall or hardship due to external causes, the Committee may make the determination as to whether a Performance Goal has been achieved without regard to the effect on the Performance Goal measure, as it may otherwise be presented in the financial statements, of any change in accounting standards, any acquisition by the Company not planned for at the time the Performance Goals are established or any Board-approved extraordinary or non-recurring event or item. With respect to any Plan Participant who is a person referred to in Section 162(m), the Committee shall have the discretion to decrease an award payment under a Performance Share Award, but may not under any circumstances increase such amount.

d.	Delivery. Certificates for shares of Common Stock in the number of Performance Shares that vest under an award will be delivered as soon as possible after the applicable vesting requirements (including accelerated vesting under paragraph 3.e.(iv)) have been fulfilled, except that if a Plan Participant has properly elected to defer income that may be attributable to an award under a Company deferred compensation plan, Common Stock units will be credited to the Plan Participant’s account thereunder. In the event vesting requirements are not fulfilled or in the event Performance Shares are canceled under the provisions of paragraph 3.e.(v), Performance Shares shall be canceled and have no value.

e.	Vesting and Cancellation Under Special Circumstances.

(i)	Death or Disability. If a Plan Participant retires on or after age 65 or dies or becomes permanently disabled and unable to work, shares of Common Stock shall be delivered with respect to the participant’s Performance Share Award only if otherwise earned and only with respect to the portion of the applicable Award Term completed at the date of such event (based on a 360 day year and expressed as a percentage). Such shares shall be delivered only after the conclusion of the Award Term in accordance with the provisions of paragraphs 3.b., 3.c. and 3.d. of the Plan.

(ii)	Retirement. In the event a Plan Participant ceases to be an employee by reason of retirement prior to the end of an Award Term, but after the conclusion of not less than 33% of the Award Term, of any Performance Share Award, then the Committee may, in its sole discretion, cause shares of Common Stock to be delivered with respect to the participant’s Performance Share Awards, but only if otherwise earned and only with respect to the portion of the applicable Award Term completed at the date of such retirement (based on full fiscal years only, with no shares to be delivered for partial fiscal years), subject to the conditions

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set forth in this paragraph 3.e.(ii). “Retirement” shall mean termination of employment with the Company at age 55 or older and with at least 10 years of service to the Company. The Committee shall consider the requirements of paragraph (A) of this paragraph 3.e.(ii) and shall have the discretion to consider any other fact or circumstance in making its decision as to whether to deliver shares, including whether the participant again becomes employed. Shares shall be delivered only after the conclusion of the applicable Award Term in accordance with paragraphs 3.b., 3.c. and 3.d. of the Plan.

(A) Non-compete. Notwithstanding the foregoing, if within one year after such retirement or after the shares are delivered pursuant to this provision, the Plan Participant (a) is employed or retained by or renders service to any organization that, directly or indirectly, competes with or becomes competitive with the Company, or if the rendering of such services is prejudicial or in conflict with the interests of the Company, or (b) violates any confidentiality agreement or agreement governing the ownership or assignment of intellectual property rights with the Company, or (c) engages in any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company, the Company may rescind or restrict the special vesting under this paragraph 3.e.(ii) or withhold or have the right to the return of the economic value of the Performance Shares that vested under this paragraph; provided, however, that this provision shall not be applicable in the event of a Change of Control.

(iii)	Other Termination. In the event that a Participant terminates employment other than by reason of death, disability or retirement as provided in paragraphs 3.e.(i) and 3.e.(ii), Performance Shares in such participant’s name that have not yet vested shall not vest and shall be canceled.

(iv)	Change of Control. Notwithstanding the provisions of paragraphs 3.b. and 3.c., all Performance Shares that have not yet vested shall vest and become immediately payable if there is a change of control of the Company.

Change of Control means:

(A) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 15% or more of either (a) the then-outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (b) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this paragraph (A), the following acquisitions shall not constitute a Change of Control: (a) any acquisition directly from the Company, (b) any acquisition by the Company, (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (d) any acquisition by any corporation pursuant to a transaction that complies with clauses (a), (b) and (c) of paragraph (C) of this paragraph 3.e.(iv); or

(B) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose,

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any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(C) Consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company or the acquisition by the Company of assets or stock of another entity (a “Business Combination”), in each case, unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 15% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(D) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(v)	Committee Discretion to Scale Back Awards. At any time during an Award Term of more than one fiscal year, the Committee may, in its discretion, cancel a portion of the Performance Shares in any Performance Share Award prior to the conclusion of the Award Term (a “Scale Back”), provided that:

(A) the Performance Share Award has not yet vested;

(B) based on financial information contained in the Company’s financial statements or similar internal reports, the Committee determines that the Performance Goals for the Award Term cannot be achieved at the maximum levels established at the time of grant;

(C) Performance Share Awards shall be Scaled Back in proportion to the estimated short fall in achievement of Performance Goals from maximum levels;

(D) all Performance Share Awards for the same Award Term are Scaled Back by the same percentage;

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(E) once an award is Scaled Back, it may not again be increased to add or recover Performance Shares that were canceled; and

(F) Performance Shares canceled in a Scale Back shall again be available to the Committee for grant of new Performance Share Awards for any future Award Term. This provision shall not be used in any manner that could have the effect of repricing a previous Performance Share Award grant.

f.	Dividends and Voting. A Plan Participant shall have no rights as a stockholder with respect to Performance Shares unless and until Common Stock or Common Stock units are issued in settlement of the award.

g.	Non-transferability. Neither Performance Shares nor Performance Share Awards nor any interest in any one of such awards or shares may be anticipated, alienated, encumbered, sold, pledged, assigned, transferred or subjected to any charge or legal process, other than by will or the laws of descent and distribution, so long as the Performance Shares have not vested and shares of Common Stock have not been distributed in accordance with the Plan, and any sale, pledge, assignment or other attempted transfer shall be null and void. A Plan Participant may receive payment under a Performance Share Award only while an employee of the Company and only if continuously employed from the date the award was granted, except as may otherwise be provided in paragraphs 3.e.(i) and 3.e.(ii).

4.	Maximum Shares Subject to Performance Share Awards. Subject to the provisions of paragraph 4.a., the number of shares of Common Stock reserved and available for issuance pursuant to Performance Share Awards under the Plan is 1,000,000. Shares of Common Stock that may be issued hereunder may be authorized but unissued shares, reacquired or treasury shares or outstanding shares acquired in the market or from private sources or a combination thereof.

a.	Adjustments. In the event of a corporate transaction involving the Company, the Common Stock or the Company’s corporate or capital structure, including but not limited to any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation , reclassification, split-up, spin-off, combination or exchange of shares, or a sale of the Company or of all or part of its assets or any distribution to stockholders other than a normal cash dividend, the Committee shall make such proportional adjustments as are necessary to preserve the benefits or potential benefits of the Performance Share Awards. Action by the Committee may include all or any of adjustment in (i) the maximum number and kind of securities subject to the Plan as set forth in this paragraph; (ii) the maximum number and kind of securities that may be made subject to Performance Share Awards for any individual as set forth in paragraph 3.c. (iii); (iii) the number and kind of securities subject to any outstanding Award; and (iv) any other adjustments that the Committee determines to be equitable.

5.	Administration. The Plan shall be administered by the Committee. The Committee shall have the authority to administer the Plan; establish policies under the Plan; amend the Plan, subject to the provisions of paragraph 8; interpret provisions of the Plan; select Plan Participants; establish Performance Goals; make Performance Share Awards; or terminate the Plan, in its sole discretion. The Committee may delegate administrative duties and all decisions not required to be exercised by it under Section 162(m) or Section 16 of the Exchange Act, as it solely determines, including to Company officers. All decisions of the Committee shall be final and binding upon all parties including the Company, its stockholders and Plan Participants.

6.	Tax Withholding. The Company shall have the right to deduct from any settlement made under the Plan or to require the Participant to pay the amount of any federal, state or local taxes of any kind required by law to be withheld with respect to the grant, vesting, payment or settlement of an award under this Plan, or to take such other action as may be necessary in the opinion of the Company to

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satisfy all obligations for the payment of such taxes. If Common Stock is withheld or surrendered to satisfy tax withholding, such stock shall be valued at its fair market value as of the date it is withheld or surrendered. The Company may also deduct from any award settlement any other amounts due the Company by the Plan Participant.

7.	Governing Law. The Plan, awards granted under the Plan, agreements entered into under the Plan and Performance Shares shall be construed, administered and governed in all respects under and by the applicable laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan or an award or agreement or Performance Shares to the substantive law of another jurisdiction.

8.	Plan Amendment and Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time, with or without advance notice to Plan Participants, provided that no amendment to the Plan shall be effective that would increase the maximum number of Performance Shares that may be granted under paragraph 3.c.(iii) to a participant who is a person referred to in Section 162(m); that would change the Performance Goal criteria applicable to a participant who is a person referred to in Section 162(m) for payment of awards as set forth in paragraph 3.c.(i); or that would modify the requirements as to eligibility for participation under paragraph 2, unless the stockholders of the Company shall have approved such change in accordance with the requirements of Section 162(m). No amendment, modification or termination of the Plan may adversely affect in a material manner any right of any Plan Participant with respect to any Performance Share Award theretofore granted without such participant’s written consent.

9.	Effective Date of the Plan and Amendments. The Plan first became effective on November 18, 1998. Any amendment to the Plan shall be effective on the date established by the Committee, subject to stockholder approval, if required under the provisions of paragraph 8.

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THE TORO COMPANY
2000 STOCK OPTION PLAN

1.	Purpose. The purpose of The Toro Company 2000 Stock Option Plan (the “Plan”) is to enhance stockholder value of The Toro Company (the “Company”) by providing an incentive to key employees and other key individuals who perform services for the Company, to contribute significantly to the long-term performance and growth of the Company; to link a significant portion of a participant’s compensation to the value of the Company’s Common Stock, par value $1.00 per share, and related Preferred Share Purchase Rights (“Common Stock”); and to attract and retain experienced and knowledgeable employees on a competitive basis. These purposes are expected to be achieved by granting options to acquire the Common Stock (“options”).

2.	Eligibility. Any employee of the Company who is regularly employed in an executive, managerial, professional or technical position and any other individual who performs services for the Company and who contributes significantly to the strategic and long-term performance objectives of the Company is eligible to participate in the Plan. Options may be granted to directors of the Company who are also employees of the Company. More than one option may be granted to the same individual.

a.	Limitations. No option may be granted to an individual who owns, directly or indirectly, Common Stock or other capital stock of the Company possessing more than 5% of the total combined voting power or value of any class of capital stock of the Company or a subsidiary immediately after such option is granted, and the maximum number of shares that may be covered by options granted to any individual during any calendar year shall be 100,000 shares. Except for the foregoing limitations, there is no minimum or maximum number of shares of Common Stock with respect to which options may be granted to any individual under the Plan. Individuals to whom options are granted are at times referred to as “option holders”.

3.	Stock Options.

a.	ISOs and Nonqualified Options. Options granted under the Plan may be either nonqualified stock options (“nonqualified options”) or incentive stock options (“Incentive Stock Options”) as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

i. Incentive Stock Options. Incentive Stock Options shall meet the applicable requirements of, and contain or be deemed to contain all provisions required by, the Code or corresponding provisions of subsequent revenue laws and regulations in effect at the time such options are granted. Any ambiguities in construction shall be interpreted in order to effectuate such intent. To the extent that the aggregate fair market value of Common Stock (determined at the time of grant of the Incentive Stock Option) with respect to which Incentive Stock Options are exercisable for the first time by an option holder during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) exceeds $100,000 or such other limit as may be imposed by the Code, such options to the extent they exceed such limit shall be treated as options which are not Incentive Stock Options. In applying the foregoing limitation, options shall be taken into account in the order in which they were granted.

b.	Agreements. Options shall be evidenced by stock option agreements in such form and not inconsistent with the Plan as the Compensation Committee (the “Committee”) of the Board of Directors shall approve from time to time.

c.	Number of Shares, Date of Grant and Term. An option agreement shall specify the number of shares of Common Stock to which it pertains; the date of grant, which shall be the date on which the Committee grants an option or any later date which the Committee specifically designates, and the term of the option, which shall not exceed ten years.

d.	Exercise Price. The exercise price of an option shall be not less than 100% of fair market value of the Common Stock on the date of grant. Fair market value is the 4 p.m. Eastern Time closing price for the Common Stock as reported by the New York Stock Exchange. After an option is granted, the exercise price shall not be reduced.

e.	Vesting, Transferability and Exercisability.

(i) Vesting. The Committee shall have the authority to determine whether an option agreement shall specify periods after the date of grant of an option during which the option or any portion thereof may not yet be exercisable.

(ii) No Transfer. Options shall not be transferable by the option holder except by will or applicable laws of descent and distribution.

(iii) Exercise. During the lifetime of an option holder, options may be exercised only by the option holder and only while an employee of the Company or a parent or subsidiary of the Company or otherwise performing services for the Company or a parent or subsidiary and only if the option holder has been continuously so employed or engaged since the date such options were granted, except as the Committee may otherwise determine and provide for in an option agreement at the time of grant or, if the Committee does not so provide, as follows:

(a) Disability. In the event of disability of an option holder, options may be exercised by such individual or his or her guardian or legal representative, not later than the earlier of the date option expires or one year after the date employment or performance of services ceases by reason of disability, but only with respect to an option exercisable at the time employment or performance of services ceases.

(b) Death. An option may be exercised after the death of an option holder only by such individual’s legal representatives, heirs or legatees, not later than the earlier of the date the option expires or one year after the date of death of such individual, and only with respect to an option exercisable at the time of death.

(c) Retirement. An option may be exercised by an option holder after such individual ceases to be an employee by reason of retirement for up to four years after the date of retirement but not later than the date the option expires. “Retirement” shall have the meaning established by the Committee from time to time or, if no such meaning is established, shall mean termination of employment with the Company at an age and with a number of years of service to the Company which, when added together, equal at least 65.

(d) Other Termination of Employment. An option may be exercised by an option holder after such individual ceases to be an employee (for reasons other than disability, death or retirement) for up to three months

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after the date of termination of employment but not later than the date the option expires.

(iv) Non-compete. Notwithstanding any other provision of paragraph 3.e., if within one year after the termination of employment with or performance of services for the Company, an option holder is (a) employed or retained by or renders service to any organization that, directly or indirectly, competes with or becomes competitive with the Company, or if the rendering of such services is prejudicial or in conflict with the interests of the Company, or (b) violates any confidentiality agreement or agreement governing the ownership or assignment of intellectual property rights with the Company, or (c) engages in any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company, the Company may cancel or rescind or restrict all options held by such individual and shall have the right to the return of the economic value of any option which was realized or obtained (measured at the date of exercise) by such individual at any time during the period beginning on the date that is twelve months prior to the date of termination to the date of the last exercise, provided however, that this provision shall not be applicable in the event of a Change of Control.

(v) Interruption in Service. Absence on leave from the Company, or other interruption in the performance of services, by an option holder shall, if approved by the Committee, not be deemed a cessation or interruption of employment or services for the purposes of the Plan.

f.	Methods of Exercise and Payment of Exercise Price. Subject to the terms and conditions of the Plan and the terms and conditions of the option agreement, an option may be exercised in whole at any time or in part from time to time, by delivery to the Company at its principal office of a written notice of exercise specifying the number of shares with respect to which the option is being exercised, accompanied by payment in full of the exercise price for shares to be purchased at that time. Payment may be made (i) in cash, (ii) by tendering (either actually or by attestation) shares of Common Stock already owned for at least six months (or other period necessary to avoid a charge to the Company’s earnings for financial statement purposes) valued at the fair market value of the Common Stock on the date of exercise or (iii) in a combination of cash and Common Stock; or the Committee may also, in its sole discretion exercised either at the time the option is granted or at any time before an option is exercised, (iv) permit option holders to deliver a notice of exercise of options, together with irrevocable instructions, approved in advance by proper officers of the Company, (A) to a brokerage firm designated by the Company, to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the exercise price and any related tax withholding obligations and (B) to the Company, to deliver certificates for such purchased shares directly to such brokerage firm, all in accordance with regulations of the Federal Reserve Board; or (v) authorize such other methods as it deems appropriate and as comply with requirements of the Code, the Securities Exchange Act of 1934 (the “Exchange Act”) and other applicable laws and regulations.

No shares of Common Stock shall be issued until full payment has been made.

g.	Accelerated Ownership Feature. An option may, in the discretion of the Committee, include the right to acquire an accelerated ownership nonqualified stock option (“AO Option”). An option that provides for the grant of an AO Option shall entitle the option holder, upon exercise of that option and payment of the appropriate exercise price in shares of Common Stock that have been owned by such option holder for not less than six months prior to the date of exercise, to receive an AO Option. An AO Option is an option to purchase, at fair market value at the date of grant of the AO Option, a number of shares of Common Stock equal to the sum of the number of whole shares delivered by the option

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holder in payment of the exercise price of the original option and the number of whole shares, if any, withheld by the Company as payment for withholding taxes. An AO Option shall expire on the same date that the original option would have expired had it not been exercised. All AO Options shall be nonqualified options.

h.	Rights as a Stockholder. An option holder shall have no rights as a stockholder with respect to any Common Stock covered by an option until the option is exercised and shares of Common Stock are issued. Except as otherwise expressly provided in the Plan, no adjustments shall be made for dividends or other rights for which the record date is prior to issuance of the Common Stock.

4.	Common Stock Subject to the Plan. Subject to adjustment to reflect corporate transactions provided for in of this paragraph 4.a. and subject to increase by amendment of the Plan, the total number of shares of Common Stock that is reserved and available for issuance pursuant to options granted under the Plan shall be 1,500,000. If any option granted under the Plan terminates, expires unexercised, is exchanged for other options without the issuance of shares of Common Stock or is exercised by the delivery or constructive delivery of shares of Common Stock already owned by the option holder, the shares of Common Stock reserved for issuance pursuant to such option shall, to the extent of any such termination or to the extent shares covered by an option are not issued or used, again be available for option grants under the Plan. Any shares issued by the Company in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the shares available for option grants under the Plan. Shares of Common Stock that may be issued under the Plan may be authorized but unissued shares, reacquired or treasury shares, or outstanding shares acquired in the market or from private sources, or a combination thereof.

a. Adjustments for Corporate Transactions. In the event of a corporate transaction involving the Company (including, without limitation, any merger, consolidation, recapitalization, reorganization, split off, spin off, reclassification, combination, stock dividend, stock split, reverse stock split, repurchase, exchange, extraordinary cash dividend, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or change in the corporate structure of the Company affecting the Common Stock, or a sale by the Company of all or part of its assets or any distribution to stockholders other than a normal cash dividend), the Committee shall make such proportional adjustments as are necessary to preserve the benefits or potential benefits of the options. Action by the Committee may include appropriate adjustments in all or any of (i) the number of shares of the Common Stock or other new or different securities that may be available for option grants under the Plan; (ii) the number of shares of Common Stock or other new or different securities subject to outstanding options; (iii) the option price per share of outstanding options and, if deemed appropriate, cash payments; (iv) the maximum number and kind of securities that may be made subject to options for any individual as set forth in paragraph 2.a.; or (v) any other adjustment the Committee determines to be equitable. The Committee may also, in its sole discretion, make provisions in any option agreement for the protection of outstanding options in the event of such a corporate transaction.

5.	Administration of the Plan. The Plan shall be administered by the Committee, provided that members of the Committee shall be “non-employee directors” as contemplated by Rule 16b-3 under the Exchange Act or any successor rule and shall qualify to administer the Plan as “outside directors” as contemplated by Section 162(m) of the Code and the regulations thereunder (“Section 162(m)”). The Committee may delegate administrative duties and all decisions not required to be exercised by it under Section 162(m) of the Code, Section 16 of the Exchange Act or the rules of the New York Stock Exchange to an officer of the Company. The decision of the Committee on any matter affecting the Plan and obligations arising under the Plan or any option

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granted thereunder shall be deemed final and binding upon all persons, including the Company, its stockholders and option holders. No member of the Board or of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any option granted under the Plan.

Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to grant options; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the exercise price of each option to purchase Common Stock, the individuals to whom and the time or times at which options shall be granted, the number of shares to be subject to each option, when an option may be exercisable and the other terms and provisions (and amendments thereto) of the respective option agreements (which need not be identical); to determine whether a particular option is to be an Incentive Stock Option; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

6.	Foreign Nationals and Residents of California.

a. Foreign Nationals. Without amending the Plan, options may be granted to individuals who are foreign nationals or are employed or otherwise performing services for the Company or any subsidiary outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan.

b. California Residents. Without amending the Plan, and notwithstanding any provision of the Plan to the contrary, options granted to individuals who are residents of the State of California may contain such terms and conditions as may be required by applicable California statutes governing stock options.

7.	Change of Control. In the event of a Change of Control of the Company as hereinafter defined, whether or not approved by the Board, all options shall fully vest, unless otherwise limited by the Committee at the time of the option grant, and be exercisable in their entirety immediately, and notwithstanding any other provisions of the Plan, shall continue to be exercisable for three years following the Change of Control, but not later than ten years after the date of grant.

a. Definition. For the purpose of this paragraph 7, a “Change of Control” shall mean:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 15% or more of either (A) the then-outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (iii) of this paragraph 7; or

(ii) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s

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stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company or the acquisition by the Company of assets or stock of another entity (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 15% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

8.	Tax Withholding. The Company shall have the right to deduct from any settlement made under the Plan, including the exercise of an option or the sale of shares of Common Stock, any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to require the option holder to pay the amount of any such taxes or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. If Common Stock is withheld or surrendered to satisfy tax withholding, such stock shall be valued at its fair market value as of the date such Common Stock is withheld or surrendered. The Company may also deduct from any such settlement any other amounts due the Company by the option holder.

9.	Governing Law. The Plan, options granted under the Plan and agreements entered into under the Plan shall be construed, administered and governed in all respects under and by the applicable laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan or an agreement to the substantive law of another jurisdiction.

10.	Plan Amendment and Termination. The Board may amend, suspend or terminate the Plan at any time, with or without advance notice to option holders, including an amendment to increase

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the number of shares of Common Stock with respect to which options may be granted; provided however that no amendment that would increase the maximum number of shares that may be subjected to options or that may be granted to any person referred to in Section 162(m) of the Code or that would modify requirements as to eligibility for participation in the Plan shall be effective unless the stockholders of the Company shall have approved the amendment in accordance with applicable provisions of the Code. No amendment, modification or termination of the Plan may adversely affect in a material manner any right of any option holder with respect to any option theretofore granted without such option holder’s written consent.

11.	Effective Date and Duration of the Plan. The Plan first became effective on March 29, 2000. Any amendment to the Plan shall be effective on the date established by the Committee, subject to stockholder approval, if required. The Plan shall remain in effect until all shares reserved for issuance pursuant to the Plan have been purchased pursuant to options granted under the Plan, provided that options under the Plan must be granted not later than ten years after the effective date of the Plan or any future amendment approved by stockholders.

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